SUNSTONE FINANCIAL GROUP, INC.
                       207 East Buffalo Street, Suite 400
                              Milwaukee, WI 53202
                                 (414) 271-5885

January xx, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Wasatch Funds, Inc.
     (33-10451; 811-4920)

Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(c) under the Securities and Exchange Act of 1933, as amended, is the definitive forms of Prospectus and Statement of Additional Information dated January 31, 1997. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,

/s/ CONSTANCE DYE SHANNON
Legal and Compliance Manager

cc:  Michael J. Radmer



TABLE OF CONTENTS
-----------------
OVERVIEW........................................................     2
 Wasatch Equity Funds ..........................................     2
 Wasatch Fixed Income Fund .....................................     2

EXPENSE INFORMATION.............................................     3
 Annual Fund Operating Expenses ................................     4

FINANCIAL HIGHLIGHTS............................................     5

THE FUNDS IN DETAIL.............................................    14
 The Funds' Investment Process and Objectives ..................    14
 General Policies, Investment Techniques and Risks .............    17
 Risk Factors that may Affect Equity Funds .....................    18
 Additional Policies and Risk Factors that may Affect the
   Wasatch-Hoisington U.S. Treasury Fund........................    20

SHAREHOLDER'S GUIDE.............................................    22
 To Reach Wasatch Funds by Phone ...............................    22
 To Open a New Account .........................................    22
 Types of Account Ownership ....................................    23
 To Purchase Shares ............................................    23
 Automatic Investment Plan .....................................    24
 Who Can Purchase Shares in the Aggressive Equity Fund .........    24
 Exchange of Shares ............................................    25
 To Redeem Shares ..............................................    26
 Instructions for Written Requests .............................    28
 Signature Guarantees ..........................................    28
 How Fund Shares are Priced ....................................    29

SHAREHOLDER SERVICES AND ACCOUNT POLICIES.......................    29
 Shareholder Reports ...........................................    29
 Account Statements ............................................    29
 Share Certificates ............................................    30
 Involuntary Redemption ........................................    30
 Telephone Transactions ........................................    30
 Registration Changes ..........................................    30
 Address Changes ...............................................    31

MANAGEMENT OF WASATCH FUNDS.....................................    31
 Investment Personnel ..........................................    31
 Management Fees, Expenses and Expense Limitations .............    33
 Additional Service Providers ..................................    34
 Organization of Wasatch Funds .................................    34

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES................    35

GUIDE TO UNDERSTANDING FUND PERFORMANCE.........................    36

GLOSSARY OF INVESTING TERMS.....................................    38

EXPLANATION OF RATING CATEGORIES................................    41


                                     (LOGO)
                              WASATCH FUNDS, INC.
                              68 South Main Street
                            Salt Lake City, UT 84101
                                 (800) 551-1700
                                JANUARY 31, 1997
WELCOME TO THE
WASATCH FUNDS
FAMILY OF
NO-LOAD MUTUAL FUNDS.
---------------------
  No-load means there is no sales charge to purchase, exchange or sell shares in any of the Wasatch Funds. When you sign up to automatically invest $50 monthly or $100 quarterly, your minimum initial investment is $1,000. Otherwise, the minimum initial investment is $2,000. Please see the Shareholder's Guide beginning on page 22 for complete information on how to purchase, exchange or redeem shares.
  This Prospectus describes the investment opportunities offered by the Mid-Cap Fund, Micro-Cap Fund, Aggressive Equity Fund, Growth Fund and the Wasatch-Hoisington U.S. Treasury Fund (the "Funds"). Each Fund is a series of Wasatch Funds, Inc. ("Wasatch Funds") and is managed by Wasatch Advisors, Inc. (the "Manager"). Wasatch Funds is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This
Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.
  Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated January 31, 1997, is incorporated by reference into this Prospectus. There is no charge to obtain a copy of the SAI. Please call 1 (800) 551-1700, or write Wasatch Funds at P.O. Box 2172, Milwaukee, WI 53201-2172 to request your copy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

OVERVIEW
--------
  Wasatch Funds offers investors shares of common stock in each of the Funds. Wasatch Advisors, Inc. (the "Manager"), which has been in business since 1975, provides investment advice to the Funds.

  The following section is designed to provide you with a short description of each Fund and its investment emphasis. A more detailed discussion of the Funds' investment objectives, techniques and policies begins on page 14. As with any investment there are risks inherent in mutual fund investments. Please see page 18 to learn more about risk factors and how they can affect your investments in the Funds. For complete information on how to purchase, exchange or redeem shares see the Shareholder's Guide, beginning on page 22.


WASATCH EQUITY FUNDS
--------------------
WASATCH MID-CAP FUND
- FOCUS: The Fund seeks long-term growth of capital by investing primarily in the common stocks of mid-sized companies with market capitalizations between $300 million and $5 billion at the time of a purchase. Securities are selected for their rapid growth potential.
- STATUS: Non-diversified
- INCEPTION: August 1992
- LEAD MANAGER: Karey Barker, CFA

WASATCH MICRO-CAP FUND
- FOCUS: The Fund seeks long-term growth of capital by investing primarily in the common stocks of companies with market capitalizations of less than $150 million at the time of initial purchase.
- STATUS: Non-diversified
- INCEPTION: June 1995
- LEAD MANAGER: Robert Gardiner, CFA
  It is presently intended that the Fund will close to new investors when it reaches $100 million in assets.

WASATCH AGGRESSIVE
EQUITY FUND
- FOCUS: The Fund seeks long-term growth of capital through investments in growing companies. Securities are selected for superior growth potential.
- STATUS: Non-diversified
- INCEPTION: December 1986

- LEAD MANAGER: Jeff Cardon, CFA

 The Aggressive Equity Fund is currently closed to new investors.

WASATCH GROWTH FUND
- FOCUS: The Fund seeks long-term growth of capital through investments in growing companies. Securities are selected for their potential to produce steady, sustained growth.
- STATUS: Diversified
- INCEPTION: December 1986

- LEAD MANAGER: Samuel S. Stewart, Jr., PhD, CFA


WASATCH FIXED INCOME FUND
-------------------------
WASATCH-HOISINGTON
U.S. TREASURY FUND
- FOCUS: The Fund emphasizes both income and capital appreciation. The Fund seeks to provide a rate of return over a business cycle that exceeds the rate of inflation by investing in U.S. Treasury Securities.
- STATUS: Diversified
- INCEPTION: December 1986
- SUB-ADVISER: Hoisington Investment Management Company

- LEAD MANAGER: Van Robert Hoisington


WASATCH FUNDS
RISK RANKING SCALE
------------------

  The scale below shows the Manager's assessment of the potential overall risk of the Funds relative to each other and should not be used to compare the Funds to other mutual funds or other types of investments. The scale was determined based on a number of factors such as selected historic volatility measurements, the types of securities in which the Funds intend to invest, the degree of diversification, the sizes of the Funds, and each Fund's investment strategy. These factors will be reassessed with each new prospectus. See pages 18-22 for a discussion of specific risks that may be associated with certain types of investment instruments. This scale is not indicative of the future volatility or performance of a Fund. Relative positions of the Funds within this scale may change in the future.

    Wasatch                       Wasatch                  Wasatch-Hoisington
  Mid-Cap Fund           Aggressive Equity Fund<F1>        U.S. Treasury Fund
  -------AGGRESSIVE----------------------------------------CONSERVATIVE-------
          Wasatch Micro-Cap Fund             Wasatch Growth Fund

<F1> This Fund is presently closed to new investors.

EXPENSE INFORMATION
-------------------
 The tables and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees that may be charged directly to an individual account when shares are bought, sold or exchanged. As the table below shows, shareholders of the Funds, which are no-load funds, do not pay these fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Fund)
Maximum sales load imposed on purchases                     None
Maximum sales load imposed on reinvested dividends          None
Deferred sales load                                         None
Exchange fee                                                None
Redemption fee<F2>                                          None

<F2> There is a $7.50 service fee for redemptions by wire.

  You will notice that expenses are different for each of the Funds. Reasons for the differences include management fees, average shareholder account size, degree of fundamental research required and market capitalizations of investments.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)

                          MID-CAP  MICRO-CAP  AGGRESSIVE  GROWTH  U.S. TREASURY
                            FUND      FUND   EQUITY FUND   FUND       FUND
-------------------------------------------------------------------------------
MANAGEMENT FEES <F3>       1.25%     2.00%      1.00%     1.00%       0.50%
12B-1 FEES<F4>              None      None       None      None       None
OTHER EXPENSES<F3>
(net of reimbursement)     0.50%     0.50%      0.50%     0.50%       0.25%
TOTAL FUND
OPERATING EXPENSES<F3><F5> 1.75%     2.50%      1.50%     1.50%       0.75%

<F3> Such annual rates are higher than the rates paid by most registered investment companies.
<F4> 12b-1 fees are charged by some mutual fund companies to help cover advertising expenses. Wasatch Funds has chosen not to charge shareholders these fees.
<F5> The Manager has voluntarily agreed to limit the operating expenses for each
     Fund until at least September 30, 1997. The Funds' expenses are limited to:
     1.75%-Mid-Cap; 2.50%-Micro-Cap; 1.50%-Aggressive Equity and Growth; and 0.75%-Wasatch-Hoisington U.S. Treasury Fund. The Manager reimburses the Funds for expenses that exceed the limits. If the expense reimbursements were eliminated, Other Expenses and Total Fund Operating Expenses for the fiscal year ended September 30, 1996 would have been 0.56% and 1.81% for the Mid-Cap Fund, 0.67% and 2.67% for the Micro-Cap Fund, 0.51% and 1.51% for the Growth Fund and 1.17% and 1.67% for the U.S. Treasury Fund, respectively. There were no reimbursements for the Aggressive Equity Fund.


EXAMPLE
  The table below illustrates the operating expenses you would indirectly bear as an investor in the Funds. It assumes you invest $1,000, that each Fund's annual return is 5%, you redeem at the end of each time period and that each Fund's expense ratio remains as listed above.

                           1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Mid-Cap Fund                $18          $56         $ 96        $209
Micro-Cap Fund              $26          $79         $136        $289
Aggressive Equity Fund      $15          $48         $ 83        $181
Growth Fund                 $15          $48         $ 83        $181
U.S. Treasury Fund          $ 8          $24         $ 42        $ 94

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
--------------------
  Unless otherwise noted, the information below is for fiscal periods ending on September 30 of each year. The accounting firm of Arthur Andersen LLP, independent accountants, has audited the Funds' financial statements since September 30, 1993. Their report is included in the Funds' Annual Report and in the SAI. The Funds' financial statements for fiscal periods prior to September 30, 1993 were audited by other independent accountants whose reports are not included in the Annual Report. The Funds' Annual Report contains additional information about each Fund's performance, including comparisons to appropriate securities indices. For a copy of Wasatch Funds' 1996 Annual Report, please call 1 (800) 551-1700 or write Wasatch Funds at P.O. Box 2172, Milwaukee, WI 53201-2172.

  Please see the Financial Highlights tables beginning on page 6.


YOUR GUIDE TO THE
FINANCIAL HIGHLIGHTS
--------------------

  This section is designed to help you better understand the information presented in the Financial Highlights tables which begin on page 6. The tables contain important historical operating information that you may find useful in making investment decisions or understanding your investment's performance.
  NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights tables is the change in value of a Fund's shares over the fiscal period, but not its total return.
  NET INVESTMENT INCOME (LOSS) is the per share amount of dividends and in-terest income earned on securities held by a Fund, less the Fund's expenses. DIVIDENDS FROM NET INVESTMENT INCOME is the per share amount that a Fund paid from net investment income.
  NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS FROM CAPITAL GAINS is the per share amount that a Fund paid from net realized gains.
  PORTFOLIO TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities held by any Fund with a maturity date of less than 12 months.
  RATIO OF EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses divided by its average net assets for the stated period.
  RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS is a Fund's net investment income divided by its average net assets for the stated period.
  TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time.
  A total return percentage includes both changes in NAV and income.
  For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A FUND'S TOTAL RETURN CAN NOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.



MID-CAP FUND--FINANCIAL HIGHLIGHTS
-----------------------------------
                                                                                                               AUG. 16, 1992<F6>
                                                                         YEAR ENDED SEPTEMBER 30,                   THROUGH
                                                            1996          1995          1994          1993       SEPT. 30, 1992
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                                  $18.61         $11.02       $10.51        $ 9.93         $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                               (0.26)         (0.02)       (0.27)        (0.07)             --
Net realized and unrealized
  gains (losses) on securities                             (0.21)           7.64         0.78          0.65         (0.07)
                                                          -------        -------      -------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS                           (0.47)           7.62         0.51          0.58         (0.07)

LESS DISTRIBUTIONS:
Distributions from capital gains                           (0.19)         (0.03)           --            --             --
                                                          -------        -------      -------       -------        -------

NET ASSET VALUE, END OF PERIOD                             $17.95         $18.61       $11.02        $10.51         $ 9.93
                                                          =======        =======      =======       =======        =======

TOTAL RETURN<F7>                                          (2.54)%         69.24%        4.85%         5.85%        (0.70)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                                         $128,490        $98,605       $1,091        $2,451           $148
Ratio of expenses to average
  net assets<F7><F8>                                        1.75%          1.75%        1.75%         1.74%          1.56%
Ratio of net income (loss) to
  average net assets<F8>                                  (1.27)%        (0.71)%      (1.19)%       (0.86)%        (0.38)%
Portfolio turnover rate                                      121%            46%         213%          113%            40%
Average commission rate
  paid on portfolio
  investment transactions<F9>                             $0.0500            N/A          N/A           N/A            N/A


<F6> Commencement of operations.
<F7> Not annualized for periods less than a year.
<F8> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets for the Mid-Cap Fund would be 1.81%, 1.94%, 3.33%, 2.69% and 7.65% respectively, and the ratio of net loss to average net assets would be (1.33)%, (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.
<F9> Disclosure required by the Securities and Exchange Commission beginning 1996.


MICRO-CAP FUND--FINANCIAL HIGHLIGHTS
-------------------------------------

                                           YEAR ENDED    JUNE 19, 1995<F10>
                                          SEPTEMBER 30,        THROUGH
                                              1996         SEPT. 30, 1995
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
OF PERIOD                                     $ 2.72            $ 2.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                  (0.03)                --
Net realized and unrealized
   gains (losses) on securities                 0.46              0.72
                                             -------           -------
TOTAL FROM INVESTMENT OPERATIONS                0.43              0.72

LESS DISTRIBUTIONS:
Distributions from capital gains                  --                --
                                             -------           -------
NET ASSET VALUE, END OF PERIOD                $ 3.15            $ 2.72
                                             =======           =======

TOTAL RETURN<F11>                             15.81%            36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                            $94,004           $25,368
Ratio of expenses to average
   net assets<F11><F12>                        2.50%             2.50%
Ratio of net income (loss) to
   average net assets<F13>                   (1.53)%           (0.76)%
Portfolio turnover rate                          84%                0%
Average commission rate
   paid on portfolio
   investment transactions<F13>              $0.0446               N/A

<F10> Commencement of operations.
<F11> Not annualized for periods less than a year.
<F12> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets for the Micro-Cap Fund would be 2.67% and 3.40%, respectively, and the ratio of net loss to average net assets would be (1.70)% and (1.66)%, respectively.
<F13> Disclosure required by the Securities and Exchange Commission beginning
      1996.

AGGRESSIVE EQUITY FUND--FINANCIAL HIGHLIGHTS
---------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                           1996          1995           1994            1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                                                 $25.00         $19.96         $19.75         $15.23

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                                              (0.18)         (0.04)         (0.02)         (0.09)
Net realized and unrealized
   gains (losses) on securities                                           (0.11)           6.59           1.33           5.40
                                                                         -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                                          (0.29)           6.55           1.31           5.31

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                                                     --             --             --             --
Distributions from capital gains                                          (0.54)         (1.51)         (1.10)         (0.79)
                                                                         -------        -------        -------        -------
TOTAL DISTRIBUTIONS                                                       (0.54)         (1.51)         (1.10)         (0.79)
                                                                         -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD                                            $24.17         $25.00         $19.96         $19.75
                                                                         =======        =======        =======        =======

TOTAL RETURN<F15>                                                        (1.09)%         35.19%          6.85%         35.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                                                       $253,319       $305,311        $46,369        $23,293
Ratio of expenses to average
   net assets<F15><F16>                                                    1.50%          1.47%          1.50%          1.50%
Ratio of net income (loss) to
   average net assets<F16>                                               (0.65)%        (0.37)%        (0.67)%        (0.77)%
Portfolio turnover rate                                                      73%            29%            64%            70%
Average commission rate
   paid on portfolio
   investment transactions<F17>                                          $0.0480            N/A            N/A            N/A



AGGRESSIVE EQUITY FUND-FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------
                                                                                                                 DEC. 6, 1986<F14>
                                                                YEAR ENDED SEPTEMBER 30,                              THROUGH
                                             1992          1991           1990           1989           1988      SEPT. 30, 1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                   $16.42         $ 9.77         $10.92         $ 9.07         $11.76         $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                (0.03)         (0.04)           0.01         (0.01)           0.03           0.02
Net realized and unrealized
   gains (losses) on securities             (0.26)           6.69         (1.16)           1.91         (1.66)           1.74
                                           -------        -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS            (0.29)           6.65         (1.15)           1.90         (1.63)           1.76

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                       --             --             --         (0.05)         (0.01)             --
Distributions from capital gains            (0.90)             --             --             --         (1.05)             --
                                           -------        -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS                         (0.90)             --             --         (0.05)         (1.06)             --
                                           -------        -------        -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD              $15.23         $16.42        $  9.77         $10.92        $  9.07         $11.76
                                           =======        =======        =======        =======        =======        =======

TOTAL RETURN<F15>                          (2.30)%         68.07%       (10.53)%         21.09%       (13.17)%         17.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                          $12,542         $7,588         $2,767         $1,191           $833         $1,266
Ratio of expenses to average
   net assets<F15><F16>                      1.51%          1.51%          1.56%          1.50%          1.50%          1.26%
Ratio of net income (loss) to
   average net assets<F16>                 (0.41)%        (0.36)%          0.08%        (0.12)%          0.30%          0.16%
Portfolio turnover rate                        32%            41%            74%            82%            71%            58%
Average commission rate
   paid on portfolio
   investment transactions<F17>                N/A            N/A            N/A            N/A            N/A            N/A


<F14> Commencement of operations.
<F15> Not annualized for periods less than a year.
<F16> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the years ending September 30,
      1994 to September 30, 1988 and the period December 6, 1986 through September 30, 1987 would be 1.52%, 1.64%, 1.69%, 1.67% and
      1.75%, 1.91%, 2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (0.69)%,
      (0.92)%, (0.59)%, (0.52)%, (0.27)%, (0.55)%, (0.22)% and 0.06%, respectively.
<F17> Disclosure required by the Securities and Exchange Commission beginning 1996.


GROWTH FUND-FINANCIAL HIGHLIGHTS
---------------------------------
                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                           1996          1995           1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                                                 $15.97         $15.30         $15.68         $13.64

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)                                                0.07           0.02         (0.14)         (0.08)
Net realized and unrealized
   gains (losses) on securities                                             1.87           4.59           0.71           3.21
                                                                         -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                                            1.94           4.61           0.57           3.13

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                                                 (0.05)             --             --             --
Distributions from capital gains                                          (0.29)         (3.94)         (0.95)         (1.09)
                                                                         -------        -------        -------        -------
TOTAL DISTRIBUTIONS                                                       (0.34)         (3.94)         (0.95)         (1.09)
                                                                         -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD                                            $17.57         $15.97         $15.30         $15.68
                                                                         =======        =======        =======        =======

TOTAL RETURN<F19>                                                         12.39%         39.76%          3.75%         23.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                                                       $104,237        $53,533        $11,219        $17,619
Ratio of expenses to average
   net assets<F19><F20>                                                    1.50%          1.50%          1.50%          1.50%
Ratio of net income (loss) to
   average net assets<F20>                                                 0.40%          0.29%        (0.51)%        (0.55)%
Portfolio turnover rate                                                      62%            88%           163%           104%
Average commission rate
   paid on portfolio
   investment transactions<F21>                                          $0.0476            N/A            N/A            N/A



GROWTH FUND-FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------
                                                                                                                DEC. 6, 1986<F18>
                                                                YEAR ENDED SEPTEMBER 30,                              THROUGH
                                             1992          1991           1990           1989           1988      SEPT. 30, 1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                   $15.01         $10.73         $11.39         $ 9.48         $11.47         $10.00
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)                (0.02)         (0.08)           0.10         (0.13)           0.10           0.01
Net realized and unrealized
   gains (losses) on securities             (0.45)           5.16         (0.65)           1.89         (1.67)           1.46
                                           -------        -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS            (0.47)           5.24         (0.55)           2.02         (1.57)           1.47

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                   (0.04)         (0.16)         (0.11)         (0.11)         (0.02)             --
Distributions from capital gains            (0.86)         (0.80)             --             --         (0.40)             --
                                           -------        -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS                         (0.90)         (0.96)         (0.11)         (0.11)         (0.42)             --
                                           -------        -------        -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD              $13.64         $15.01         $10.73         $11.39        $  9.48         $11.47
                                           =======        =======        =======        =======        =======        =======

TOTAL RETURN<F19>                          (3.61)%         51.90%        (4.82)%         21.60%       (13.39)%         14.70%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                          $14,243        $11,651         $4,574         $3,378         $2,605         $2,699
Ratio of expenses to average
   net assets<F19><F20>                      1.49%          1.51%          1.87%          1.50%          1.50%          1.25%
Ratio of net income (loss) to
   average net assets<F20>                   0.15%        (0.51)%          1.45%          1.37%          1.21%          0.18%
Portfolio turnover rate                        40%            37%            69%            63%            88%            50%
Average commission rate
   paid on portfolio
   investment transactions<F21>                N/A            N/A            N/A            N/A            N/A            N/A

<F18> Commencement of operations.
<F19> Not annualized for periods less than a year.
<F20> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.51%, 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%, respectively, and the ratio of net income
      (loss) to average net assets would be 0.39%, 0.21%, (0.64)%, (0.66)%, (0.03)%, 0.36%, 1.29%, 0.96%, 0.80% and 0.06%,
      respectively.
<F21> Disclosure required by the Securities and Exchange Commission beginning 1996.


U.S. TREASURY FUND--FINANCIAL HIGHLIGHTS
----------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                                           1996          1995           1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                                                 $10.50         $10.09         $10.42         $11.17

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)                                                0.44           0.56           0.55           0.55
Net realized and unrealized
   gains (losses) on securities                                             0.01           0.44         (0.40)         (0.17)
                                                                         -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS                                            0.45           1.00           0.15           0.38

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                                                 (0.74)         (0.59)         (0.46)         (0.53)
Distributions from capital gains                                              --             --         (0.02)         (0.60)
                                                                         -------        -------        -------        -------
TOTAL DISTRIBUTIONS                                                       (0.74)         (0.59)         (0.48)         (1.13)
                                                                         -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD                                            $10.21         $10.50         $10.09         $10.42
                                                                         =======        =======        =======        =======

TOTAL RETURN<F23>                                                          4.42%         10.46%          1.51%          3.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                                                         $7,427         $4,035         $3,250         $3,748
Ratio of expenses to average
   net assets<F23><F24>                                                    0.93%          1.00%          1.00%          1.00%
Ratio of net income (loss) to
   average net assets<F24>                                                 5.21%          5.88%          5.15%          4.60%
Portfolio turnover rate                                                      30%            43%            45%            46%




U.S. TREASURY FUND--FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------
                                                                                                                DEC. 6, 1986<F22>
                                                                YEAR ENDED SEPTEMBER 30,                              THROUGH
                                             1992          1991           1990           1989           1988      SEPT. 30, 1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                                   $11.14         $10.13         $10.61        $ 10.64         $10.19         $10.00

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)                (0.03)           0.58           0.69           1.25           0.81           0.39
Net realized and unrealized
   gains (losses) on securities               0.94           1.24         (0.19)         (0.06)           0.25         (0.20)
                                           -------        -------        -------        -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS              0.91           1.82           0.50           1.19           1.06           0.19

LESS DISTRIBUTIONS:
Dividends from net investment
   income                                   (0.56)         (0.81)         (0.69)         (1.22)         (0.61)             --
Distributions from capital gains            (0.32)             --         (0.29)             --             --             --
                                           -------        -------        -------        -------        -------        -------
TOTAL DISTRIBUTIONS                         (0.88)         (0.81)         (0.98)         (1.22)         (0.61)             --
                                           -------        -------        -------        -------        -------        -------

NET ASSET VALUE, END OF PERIOD              $11.17         $11.14         $10.13         $10.61       $  10.64         $10.19
                                           =======        =======        =======        =======        =======        =======

TOTAL RETURN<F23>                            8.44%         18.74%          4.87%         12.50%         10.84%          1.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
   (in thousands)                           $5,234         $3,540         $1,771         $1,119           $816           $504
Ratio of expenses to average
   net assets<F23><F24>                      1.00%          1.01%          1.32%          0.99%          0.95%          0.94%
Ratio of net income (loss) to
   average net assets<F24>                   4.90%          6.79%         10.00%          8.25%          8.47%          5.97%
Portfolio turnover rate                        95%            66%            71%            29%            30%             --

<F22> Commencement of operations.
<F23> Not annualized for periods less than a year.
<F24> Net of reimbursements by adviser. Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.67%, 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and 1.20%, respectively, and the ratio of net income to average net assets would be 4.47%, 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%, 8.06% and 5.70%, respectively.


THE FUNDS IN DETAIL
-------------------
  Wasatch Funds, Inc., is a corporation organized under the laws of the State of Utah that was incorporated on November 18, 1986, and is an open-end, registered management investment company under the Investment Company Act of 1940.
  To help you decide which Fund is appropriate for you, this section takes a closer look at the Funds' investment process, objectives and the securities in which they invest. For a discussion of general policies, investment techniques and the risks associated with certain investment techniques please see "General Policies, Investment Techniques and Risks," on page 17, and the "Wasatch Funds Risk Ranking Scale" on page 3. Consult the "Glossary of Investing Terms" for a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund.
  Investment objectives presented in this section cannot be changed without shareholder approval. Investment techniques and policies may be changed without shareholder approval unless otherwise stated in this Prospectus or the SAI.

WASATCH EQUITY FUNDS
---------------------
  The Mid-Cap Fund, Micro-Cap Fund, Aggressive Equity Fund and Growth Fund (the "Wasatch Equity Funds") are each designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

PRIMARY
INVESTMENT OBJECTIVE:............GROWTH OF CAPITAL
PRIMARY HOLDINGS:....................COMMON STOCKS
SHAREHOLDER'S
INVESTMENT HORIZON:......................LONG-TERM

--------------------------------------------------------------------------------
WASATCH DEFINES A LONG-TERM INVESTOR AS SOMEONE WHO PLANS TO HOLD AN INVESTMENT FOR A PERIOD OF FIVE YEARS OR LONGER. WITHIN A LONG-TERM INVESTMENT TIME FRAME, INVESTMENT PERFORMANCE WILL FLUCTUATE. INVESTORS' CAPITAL WILL GROW MORE AT SOME TIMES, LESS AT OTHER TIMES OR IT MAY DECLINE.
--------------------------------------------------------------------------------

INVESTMENT PROCESS

  Securities for all the Wasatch Equity Funds are selected by an experienced in-house research team. See "Management of the Wasatch Funds" on page 31. Each Fund has a Lead Manager who ensures that investments recommended by the research team are compatible with a particular Fund's investment objective, techniques and policies. The team picks stocks using a "bottom-up" process of fundamental securities analysis. This means the team seeks to identify growing companies that are either underfollowed or undervalued by the market at large. The process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, and visiting companies to meet with top management.


INVESTMENT OBJECTIVES

WASATCH MID-CAP FUND
LEAD MANAGER: Karey Barker, CFA
  The primary investment objective of this Fund is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective.
  The Mid-Cap Fund is a non-diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of companies that have market capitalizations between $300 million and $5 billion at the time of a purchase. The Mid-Cap Fund seeks to invest in rapidly growing companies. The Fund does not limit its investments to certain sectors or industries. However, it will generally focus on the fastest growing sectors. The Manager believes that companies growing earnings in excess of 25% annually present opportunities for investors to get higher long-run returns. The Fund is designed for long-term investors seeking higher growth of capital, who are comfortable with the greater degree of risk this aggressive strategy entails.

WASATCH MICRO-CAP FUND
  It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets. The Micro-Cap Fund reserves the right to reconsider closing the Fund to new investors and, once closed, may choose to reopen the Fund although it has no present intention to do so.
LEAD MANAGER: Robert Gardiner, CFA
  The investment objective of this Fund is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective.
  The Micro-Cap Fund is a non-diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of companies with market capitalizations of less than $150 million at the time of initial purchase. The Fund is designed for long-term investors. Its strategy is to invest in the smallest companies that the Manager believes possess superior growth potential. The Fund targets two types of investments, core and momentum holdings. Core holdings are companies the Manager believes have the potential to grow at around 15% annually. Core holdings are selected for characteristics that may give the Fund a solid foundation. Momentum holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. While the Manager believes investments in the smallest companies present exceptional opportunities for capital appreciation, stock prices of such companies may fluctuate widely. Investors should assess their tolerance for short-term price volatility before investing in this Fund.

WASATCH AGGRESSIVE EQUITY FUND
  The Aggressive Equity Fund is currently closed to new investors. The Fund's shareholders and certain others may continue to add to existing accounts or open new accounts (see "Shareholder's Guide-To Purchase Shares" on page 22). The
Fund may resume sales to new investors in the future. It has no intention to do so at the present time.

LEAD MANAGER: Jeff Cardon, CFA

  The primary investment objective of this Fund is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective.
  The Aggressive Equity Fund is a non-diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of growth companies. Its strategy is to invest in small companies that the Manager believes possess superior growth potential. The Fund targets two types of investments, core and momentum holdings. Core holdings are companies that are well-established and have the potential to grow at least 15% annually and can anchor the portfolio with steady growth over long periods of time. Momentum holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. Investments in small companies make this Fund susceptible to greater short-term price fluctuations. It is best-suited for patient, long-term investors.

WASATCH GROWTH FUND

LEAD MANAGER: Samuel S. Stewart, Jr., PhD, CFA

  The primary investment objective of this Fund is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the Fund's primary objective.
  The Growth Fund is a diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of growth companies. The Fund is designed for long-term investors. However, it takes a more conservative approach to investing than is typical of many funds in this category. Its strategy is to invest in companies the Manager believes are stable and well-established and have the potential to grow steadily for long periods of time. Growth may come from market positioning that takes advantage of favorable demographics, increasing demand for products and services, lack of competition in the marketplace and other factors.

WASATCH FIXED INCOME FUND
--------------------------
WASATCH-HOISINGTON
U.S. TREASURY FUND
SUB-ADVISER: Hoisington Investment Management Company

LEAD MANAGER: Van Robert Hoisington


INVESTMENT
OBJECTIVE:.........INCOME AND CAPITAL APPRECIATION
PRIMARY
HOLDINGS:.................U.S. TREASURY SECURITIES
SHAREHOLDER'S
INVESTMENT HORIZON:......................LONG-TERM

INVESTMENT PROCESS

  The Wasatch-Hoisington U.S. Treasury Fund invests in U.S. Treasury Securities and may take full advantage of the entire range of maturities offered. The Sub-Adviser may adjust the average maturity (effective duration) of the Fund's portfolio from time to time depending upon its assessment of national and international economic and interest rate trends, changes in inflationary pressures, and the value of long treasury bonds relative to inflation. Under normal market conditions, it is expected that over the course of a business cycle (see the "Glossary of Investing Terms" on page 38), the effective duration of the Fund will vary from less than a year to a maximum of 15 years. In terms of maturity, it will range from less than a year to a maximum of 30 years. When the Fund is invested in longer weighted average maturities it will be more sensitive to changes in market interest rates and may be subject to greater volatility.

  Depending on market opportunities, the turnover rate of the Wasatch-Hoisington U.S. Treasury Fund will vary substantially from year to year. During some periods, turnover will be well below 50% but at other times could exceed 200% annually. While such portfolio adjustments may require the sale of securities prior to their maturity date, the goal of such transactions will be either to increase income and/or to change the duration of the overall portfolio.

INVESTMENT OBJECTIVE
  The investment objective of this Fund is to provide a real rate of return (i.e., a rate of return that exceeds the rate of inflation) over a business cycle by investing in U.S. Treasury Securities with an emphasis on both income and capital appreciation.
  In pursuit of its objective, the Fund will invest at least 90% of its total assets in U.S. Treasury Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can also be invested in high-quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Adviser present only minimal credit risks.

GENERAL POLICIES, INVESTMENT TECHNIQUES AND RISKS
--------------------------------------------------
  The investment policies and techniques discussed in this section may be changed by the Board of Directors without shareholder approval unless otherwise stated in this Prospectus or in the SAI. Unless otherwise stated, each of the following policies and techniques apply to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

TYPES OF INVESTMENTS
  This section is designed to help you understand the types of investments made by each of the Funds and the various factors that may have bearing on investment decisions.

WASATCH EQUITY FUNDS
  The Wasatch Equity Funds invest primarily in the common stocks of domestic companies. Each of the Funds will normally invest at least 65% of its total assets in common stocks although the percentage invested can vary. Up to 15% of each Fund's investments may be in foreign securities. Each Fund may also invest in investment grade convertible securities.
  It may not always be possible for the Funds to stay fully invested in stocks. For example, if the research team is unable to find desirable equity investments, a Fund may increase its cash position or invest a larger portion of its assets in interest bearing securities or cash equivalents such as preferred stocks, government securities, investment grade debt securities or money market instruments. Most often, investments in fixed income, cash equivalents or cash represent the assets that remain after the research team has taken full advantage of suitable stock investments. When a Fund increases its position in cash or cash equivalents, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


WASATCH FIXED INCOME FUND

  The Wasatch-Hoisington U.S. Treasury Fund, in pursuing its investment objective, may invest at least 90% of its total assets in U.S. Treasury Securities and in repurchase agreements collateralized by such securities. U.S. Treasury Securities include inflation-protection securities. The value of such securities is adjusted for inflation, and periodic interest payments are made in an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The remainder of the Fund's assets can be invested in high-quality money market instruments, cash equivalents and cash.

DIVERSIFICATION
  The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or non-diversified. All of the Funds (except the Mid-Cap Fund, Micro-Cap Fund and Aggressive Equity Fund) qualify as diversified funds under the 1940 Act.
  A diversified fund, as to 75% of its total assets, may not own more than 10% of the outstanding voting securities of any issuer or purchase securities of any issuer if such purchase would cause such fund's holdings of that issuer to amount to more than 5% of that fund's total assets. In addition, a diversified fund may not invest more than 25% of its total assets in any single issuer.
  A non-diversified fund, as to 50% of its total assets, may not own more than 10% of the outstanding voting securities of any issuer or purchase securities of any issuer if such purchase would cause such fund's holdings of that issuer to amount to more than 5% of that fund's total assets. In addition, a non-diversified fund may not invest more than 25% of its total assets in any single issuer.
  The non-diversified status of the Mid-Cap Fund, Micro-Cap Fund and Aggressive Equity Fund permits the investment of a greater portion of such Funds' respective assets in the securities of individual companies than would be permissible if such Funds were diversified, but the non-diversified status of such Funds subjects them to a greater degree of risk.
  For a description of each Fund's investment policies and restrictions, please see "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER
  Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its applicable Lead Manager or Sub-Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
  To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Funds' ability to engage in short-term trading if a security has been held for less than three months.

ILLIQUID INVESTMENTS

  The Wasatch-Hoisington U.S. Treasury Fund may not invest in illiquid investments. As to the Wasatch Equity Funds, each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements. An illiquid investment is a security or other holding that cannot be disposed of quickly in the normal course of business.


RISK FACTORS THAT MAY AFFECT THE WASATCH EQUITY FUNDS

SMALL CAPITALIZATION COMPANIES
  While small capitalization companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of trading in their stock may be substantially less in many instances than that typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies may be wider than the spreads for more actively traded securities. As a result, a fund that invests in small-cap companies could incur a loss if a security was sold shortly after buying it. Large sales of the securities of small-cap companies may require selling portfolio holdings at a discount from quoted prices or making a series of small sales over a period of time due to the trading volume of smaller company securities. The values of the shares of small capitalization companies may move independently of the values of larger capitalization companies or of general stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index.

SPECIAL SITUATIONS
  Each Fund may invest up to 5% of its total assets at the time of purchase in "Special Situations," which the Manager defines as companies in the process of reorganization or buy-out. Such companies may have limited financial resources or may be dependent upon a small management group. As a result, their securities may be subject to more abrupt or erratic market movements.

CREDIT AND INTEREST RATE RISK

  To the extent that the Wasatch Equity Funds invest in fixed income securities, they will be subject to credit risk and interest rate risk. (Also see "Additional Policies and Risk Factors that may Affect the Wasatch-Hoisington U.S. Treasury Fund" on page 20.)


FOREIGN SECURITIES
  Each Fund except the Wasatch-Hoisington U.S. Treasury Fund, may invest up to 15% of its total assets at the time of purchase in foreign securities that are traded primarily in foreign markets. Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depositary Receipts, are not subject to this 15% limitation. Investments in foreign securities often entail greater risks and may be subject to greater fluctuation than comparable investments in domestic securities.

ADDITIONAL RISKS
OF FOREIGN SECURITIES

  CURRENCY RISK. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of a fund's assets that are denominated or traded in that country. In addition, a fund may incur costs in connection with conversion between various currencies.
  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a fund's investment.
  REGULATORY RISK. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.
  MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.
  TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

ADDITIONAL POLICIES AND RISK FACTORS THAT MAY AFFECT THE
WASATCH-HOISINGTON U.S. TREASURY FUND

  CREDIT RISK is the risk that the issuer of a debt security will fail to make payments on the security when due. The Manager/Sub-Adviser seek to limit credit risk by investing primarily in U.S. Treasury Securities and in repurchase agreements collateralized by such securities. Unlike corporate bonds or government agency securities, all treasury securities are direct obligations of the U.S. government varying only in maturity and coupon. Treasury securities generally are viewed as carrying minimal credit risk.
  INTEREST RATE RISK is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yields, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's portfolio securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

  If the Sub-Adviser forecasts that interest rates will decrease, the average maturity of the portfolio can be extended out to 30 years. If the Sub-Adviser forecasts an increase in interest rates, a defensive policy may be more appropriate, and the Sub-Adviser may deem it prudent to reduce the average maturity of the portfolio to less than one year.

  EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if the interest rate increased 1% on a bond with an effective duration of five years, the price of the bond would decline 5%. Similarly, if the interest rate increased 1% on a bond with an effective duration of 15 years, the price of the bond would decline 15%. At a yield of 7%, the effective duration of a 30-year U.S. Treasury bond is about 13 years. It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.
  U.S. TREASURY STRIPS. Zero coupon Treasury Securities (U.S. Treasury STRIPS) are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of zero coupon Treasury Securities varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of zero coupon securities are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree of fluctuations in interest rates than do such non-zero coupon securities.
  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to U.S. Treasury Securities. A repurchase agreement involves the purchase by a fund of treasury securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral. This action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's restriction on investing in illiquid securities.
  LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Wasatch-Hoisington U.S. Treasury Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to interest on the securities loaned. The Fund will also earn income for having made the loan. The Fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund include the amount lent as well as the collateral securing such loans.) In determining whether the Fund meets the requirement that at least 90% of its total assets be invested in U.S. Treasury Securities, the Fund will consider the securities lent as well as the collateral securing such loans.
  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which either the Manager or the Sub-Adviser has determined are creditworthy under guidelines established by the Company's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). Apart from lending its securities, investing in repurchase agreements, and acquiring debt securities, as described herein and in the SAI, the Fund will not make loans to other persons.

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  INVESTMENT MINIMUMS
  To open a new account with an Automatic Investment Plan ...........$1,000
  Automatic Investments
    Monthly ............................................................$50
    Quarterly .........................................................$100
  For a new account without the Automatic Investment Plan ...........$2,000
    Subsequent investments ............................................$100
  Individual Retirement Account (IRA) ...............................$1,000
-------------------------------------------------------------------------------

SHAREHOLDER'S GUIDE
-------------------
  This section provides information about how to invest in the Funds and the different types of accounts and services available through Wasatch Funds.


TO REACH WASATCH FUNDS BY PHONE
  If you have any questions about Wasatch Funds, the Prospectus or opening a new account, please call one of our Shareholder Services Representatives at 1
(800) 551-1700. They are available to assist you Monday through Friday, 7:00 a.m. to 7:00 p.m. Central Time.




TO OPEN A NEW ACCOUNT
-  Read the Prospectus carefully.
-  Complete and sign the New Account Application included with the Prospectus.
- Be sure to provide your Social Security or Taxpayer Identification Number on the New Account Application.
- New Account Applications are also available from Wasatch Funds and can be obtained by calling a Shareholder Services Representative at 1 (800) 551-1700.
-  New accounts are subject to acceptance by Wasatch Funds.

 Make your check payable to Wasatch Funds and send it along with your completed application to:
     Wasatch Funds
     P.O. Box 2172
     Milwaukee, WI 53201-2172

 To send your check and application by express or certified mail:
     Wasatch Funds
     207 East Buffalo Street, Suite 315
     Milwaukee, WI 53202-5712

OPENING NEW ACCOUNTS BY WIRE
  Please call a Shareholder Services Representative at 1 (800) 551-1700 for special instructions.

TYPES OF ACCOUNT OWNERSHIP
  By completing the New Account Application included with this Prospectus you can establish one of three types of accounts.
  INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts are owned by two people and are JTWROS (Joint Tenant with Right of Survivorship) unless otherwise specified.
  GIFT TO MINOR. This is a custodial account managed for the benefit of a minor. To open this type of account you must provide the minor's Social Security Number along with your own on the New Account Application.
  CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. You must provide the name of the entity and the Taxpayer Identification Number. The New Account Application must be signed by an authorized officer of a corporation or other entity or a trustee.

RETIREMENT ACCOUNTS
  If you are eligible, you may set up your Wasatch Funds' account under a tax-sheltered retirement plan by filling out a special application. To receive an application and information about Wasatch Funds' retirement plans please call 1
(800) 551-1700 or write: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172. In general, a retirement plan allows eligible individuals to defer current income taxes on contributions and capital gains on investments. Contributions may also be tax deductible. Withdrawals from retirement plans made prior to age 59-1/2 are generally subject to income tax and may be subject to a penalty for early withdrawal.

  The Trustee/Custodian for Wasatch Funds' retirement plans is UMB Bank, n.a. There is no charge to set up a retirement plan but there is an annual maintenance fee of $12.50 per account for accounts under $10,000, with a maximum charge of $25 per shareholder. Please refer to the IRA Disclosure Statement and Custodial Agreement for information on additional fees.
  INDIVIDUAL RETIREMENT ACCOUNT (IRA). Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan, may establish their own tax-sheltered IRA. The minimum initial investment for an IRA is $1,000.

  SECTION 403(B)(7) PLAN is designed to allow employees of certain educational, non-profit, hospital and charitable organizations to invest for retirement.

TO PURCHASE SHARES
  Your request to purchase shares will be processed at the next Net Asset Value ("NAV") calculated after Wasatch Funds has received and accepted your request.
-  Checks must be made payable to Wasatch Funds.
-  Purchases must be made in U.S. dollars and checks must be drawn on U.S.
   banks.
- You may add to established Wasatch Funds' accounts by making investments of $100 or more.
- Cash, credit cards, third party checks and credit card checks will not be accepted.

- See "Shareholder Services and Account Policies-Returned Check Policy" on page 30 for a summary of the Funds' policy regarding checks returned for insufficient funds.

-  The Funds reserve the right to reject any specific purchase request.
- Telephone orders are not accepted except from broker/dealers who have been previously approved by the Funds.
-  There are no sales charges to purchase shares.

- Shares purchased by check or by Automated Clearing House ("ACH") may not be redeemed for seven business days.

- Shares can be purchased by wire if you intend to redeem them shortly after purchase. For more information contact a Shareholder Services Representative at 1 (800) 551-1700.

-------------------------------------------------------------------------------
                                   IMPORTANT!
                                   ----------

THE FUNDS ARE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF DIVIDEND PAYMENTS, CAPITAL GAINS DISTRIBUTIONS, AND REDEMPTION PROCEEDS FOR ANY ACCOUNT ON WHICH THE OWNER PROVIDES AN INCORRECT TAXPAYER IDENTIFICATION NUMBER. APPLICATIONS WITHOUT A TAXPAYER IDENTIFICATION NUMBER WILL NOT BE ACCEPTED AND WILL BE RETURNED ALONG WITH THE PURCHASE CHECK.

-------------------------------------------------------------------------------

TO PURCHASE SHARES BY MAIL
  Send your remittance to one of the addresses listed previously. Please include the detachable form from your most recent statement. If you do not have the form include a note stating the name of the account and the account number.

TO PURCHASE SHARES BY WIRE TRANSFER
  You can purchase shares by wiring money from your bank account to your Wasatch Funds account. Please call the Funds at 1 (800) 551-1700 for instructions.

AUTOMATIC INVESTMENT PLAN
- You can choose to make automatic investments for as little as $50 monthly or $100 quarterly.
- Selecting this option when you open a new Fund account lowers the minimum initial investment to $1,000.
- You may elect to have your automatic investments made on either the 5th or the 20th day of each month.
- You can begin investing automatically on an established Fund account by completing and returning an Automatic Investment Plan application available from Wasatch Funds.

- It takes 10 business days after the receipt of your application for the Plan to begin.

-  Send an unsigned, voided check along with your application.
- The bank or financial institution you designate can then begin debiting a preauthorized amount from your account on a specified date that will be used to purchase shares for your Fund account.

-  Your financial institution must be a member of the ACH.

- No service fee is currently charged by the Funds for participating in the Automatic Investment Plan.
- A $20 service fee will be imposed by the Funds if sufficient funds are not available in your account at the time of the automatic transaction.

WHO CAN PURCHASE SHARES IN THE AGGRESSIVE EQUITY FUND
-  The Fund is currently closed to new investors.
- Fund shareholders as of the July 15, 1995 closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any shares owned and through the purchase of additional shares.

- Fund shareholders may also open and add to additional Aggressive Equity Fund accounts that use the same Social Security Number as the account existing as of July 15, 1995. For example, accounts where the shareholder is the owner, a joint owner or a custodian for a minor child.

- Financial planners whose clients beneficially own in the aggregate existing Aggressive Equity Fund accounts in excess of $1 million as of July 15, 1995 may continue to purchase Fund shares.
- Directors of the Fund and employees and directors of the Fund's Manager may continue to open new accounts.
- The Fund may resume sales to new investors at some future date, but has no present intention to do so.

PURCHASING SHARES THROUGH
OTHER INSTITUTIONS
  You may buy or sell shares of the Funds through an investment professional, including a broker who may charge you a transaction fee for this service.
  If you want to purchase shares through another institution or service provider, you should read their materials carefully for any fees that may apply. Certain features of the Funds such as the minimum initial investment or subsequent investment amounts may be modified or may not be available through other institutions. Once you have established an account through an investment professional, any subsequent transactions for that account must be made through your financial institution or service provider.

TO EXCHANGE SHARES

- Shares of any Wasatch Fund may be exchanged for shares of any other Wasatch Fund on any day the stock exchange is open for business.
- Exchanges for shares in the Aggressive Equity Fund may only be made by shareholders with an existing Aggressive Equity Fund account.

- You may open a new account or purchase additional shares by making an exchange from an existing Fund account.
- The value of shares being exchanged and the price of shares being purchased will be at the next NAV calculated after your exchange request has been received and approved by the Funds.
-  Exchanges can be made by calling a Shareholder Services Representative at 1
   (800) 551-1700.
-  Exchanges are subject to the minimum initial investment requirements.
-  Additional exchanges may be made for $500 or more.

-  New accounts will have the same registration as the existing accounts.


WRITTEN EXCHANGE REQUESTS

-  See "Instructions for Written Requests" on page 28.


TELEPHONE EXCHANGE REQUESTS
-  Call 1 (800) 551-1700 to exchange shares.

-  The Funds do not accept exchange requests made via FAX.

- It may be difficult to reach the Funds during periods of unusual market activity. If you are unable to contact the Funds by telephone, you may also exchange shares by mail or overnight express.

-------------------------------------------------------------------------------
ALL ACCOUNTS ARE AUTOMATICALLY ELIGIBLE FOR THE TELEPHONE EXCHANGE OPTION. IF YOUR ACCOUNT WAS OPENED PRIOR TO JANUARY 31, 1997 AND YOU DID NOT SELECT THE TELEPHONE EXCHANGE OPTION AT THAT TIME, CALL 1 (800) 551-1700 FOR THE NECESSARY FORM AND INSTRUCTIONS.
-------------------------------------------------------------------------------

EXCHANGES FROM THE WASATCH FUNDS TO THE
NORTHERN U.S. GOVERNMENT MONEY MARKET FUND
- You may exchange all or a portion of your investment from the Wasatch Funds to the Northern U.S. Government Money Market Fund ("Money Market Fund").
- Before authorizing any investment in shares of the Money Market Fund you must obtain a copy of the Northern U.S. Government Money Market Fund prospectus, available from Wasatch Funds. Please read it carefully before investing.
- Exchanges are subject to the minimum purchase and redemption amounts set forth in this Prospectus.
- Exchange requests received in proper order and accepted by the Funds by 3:00 p.m. Central Time, or market close, on a day during which each Fund's NAV is determined will be effective that day for both the Fund being purchased and the Fund being redeemed.
- You will begin accruing income from the Money Market Fund the day following the exchange.

EXCHANGES FROM THE NORTHERN U.S. GOVERNMENT MONEY
MARKET FUND TO THE WASATCH FUNDS
- You may make automatic monthly investments in the Wasatch Funds by redeeming shares from your Money Market Fund account.
- To utilize this option please call the Funds at 1 (800) 551-1700 for an application form.

-  There is no fee for this service.

-  These transactions must meet the Funds' minimum purchase requirements.
- Only shareholders of existing Aggressive Equity Fund accounts may redeem Money Market Fund shares to purchase additional shares of the Aggressive Equity Fund.
- Any changes to the automatic exchange must be made prior to the end of the preceding month to be effective in the current month.

- Exchange requests received in proper order and accepted by the Funds by 3:00 p.m. Central Time on a day during which each Fund's NAV is determined will be effective that day for both the Fund being purchased and the Fund being redeemed.
- Dividends earned in the Money Market Fund are payable at the end of the month, not at the time of an exchange.


OTHER INFORMATION ABOUT EXCHANGES
- You may make four exchanges out of each Fund during a calendar year (excluding automatic monthly exchanges).
- Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that exchanges do not disadvantage Fund shareholders or the Funds.
- Shareholders will be notified at least 60 days in advance of any changes in limitations and may obtain the terms of the limitations by writing to:
   Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172.
- Exchanging shares is considered a taxable event by the Internal Revenue Service. You could realize a taxable capital gain or loss when you exchange shares. You may want to consult a tax or other financial adviser before deciding to make an exchange.
- Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact the Funds for additional information.

TO REDEEM SHARES
-  You may request the Funds to redeem all or a portion of your shares.

- Your transaction will be processed at the next NAV calculated after your order is received and accepted by the Funds.

- If shares are held in certificate form you must return the certificates be fore or with your redemption request.
- Additional documentation and signature guarantees may be required for redemption requests from corporations, executors, administrators, trustees and guardians. Please call the Funds at 1 (800) 551-1700 for additional information.
-  There is no charge for redemption requests submitted directly to the Funds.
- The Funds reserve the right to reject any redemption request if it believes it is advisable to do so.

WRITTEN REDEMPTION REQUESTS

-  See "Instructions for Written Requests" on page 28.


TELEPHONE REDEMPTION REQUESTS
- You may sell shares in your account in amounts of $500 up to $50,000, by calling 1 (800) 551-1700 (If you have the telephone privilege).
- Redemption requests for over $50,000 must be made in writing. (A signature guarantee is required.)
-  The Funds do not accept redemption requests made via FAX.

- Reaching the Funds by telephone during periods of unusual market activity may be difficult. If this is the case, you may redeem shares by mail or overnight express.


SYSTEMATIC WITHDRAWAL PLAN
-  You may arrange to make monthly redemptions of $50 or more.
- Your Fund account balance must be at least $5,000 at the time you begin participation in the plan.
- You may choose either the 5th or the 20th of the month to have systematic withdrawals distributed to you. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.
-  A Systematic Withdrawal Plan application is available from the Funds.
- Any changes made to your distribution information must be made in writing and signed by each account holder.
-  There is no charge to shareholders for using this plan.
- You may terminate the Systematic Withdrawal Plan at any time without charge or penalty.
- The Funds may terminate or modify the Plan after 60 days' written notice to shareholders.
- Changes in banking information require a Signature Guaranteed letter of instruction.

-  Distribution can be made monthly, quarterly or annually.


PLEASE NOTE!
  Systematic redemptions, like any sale of shares, may result in a capital gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may have adverse tax consequences for shareholders. Your account may be depleted if the amount withdrawn under the Plan exceeds the dividends credited to your account.

PAYMENT OF REDEMPTION PROCEEDS
- Payment will be mailed within seven days after the Funds have received and accepted your request.
- Redemption proceeds can be sent by wire or electronic funds transfer to your preauthorized bank account.
- There is a $7.50 fee for wire redemptions which will be deducted from your proceeds.

- Payment may be delayed for up to seven business days on redemption requests for recent purchases made by check in order to ensure that the check has cleared.


SUSPENSION OF REDEMPTIONS
- The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason.
- The right to redeem may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission ("SEC"), (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists making it impracticable for the Funds to dispose of portfolio securities or fairly to determine the net asset value. For further information on the right to redeem see "Purchase, Redemption and
Pricing of Securities being Offered" in the SAI.

INSTRUCTIONS FOR WRITTEN REQUESTS
-  You can redeem or exchange shares by writing to Wasatch Funds.

-  Your request should be sent to:
       WASATCH FUNDS
       P.O. BOX 2172
       MILWAUKEE, WI 53201-2172
-  Please include:
      Your name
      The Fund(s) name
      Your account number(s)
      The dollar amount or number of shares to be redeemed or exchanged Your telephone number
      Signature(s) of all registered account owners. Be sure to sign your request exactly as your account is registered.


SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL OR JOINT OWNER. Written instructions must be signed by each shareholder exactly as the names appear in the account registration.
- GIFT TO MINOR. Written instructions must be signed by the custodian exactly as the name appears in the account registration.
- CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY. Written instructions must be signed by the person(s) authorized to act on the account.
- IRA. Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption you must state that you elect not to have such taxes withheld. Please remember that the Internal Revenue Service imposes a 10% penalty tax, in addition to current income taxes, on amounts withdrawn before age 59-1/2 unless the distribution is made because you are disabled or is paid to your beneficiary because you are deceased.

SIGNATURE GUARANTEE
  A signature guarantee assures that a signature is genuine. It protects shareholders and the Funds against fraudulent transactions by unauthorized persons.
  Signature guarantees are required by Wasatch Funds in the following cases:
- To change the bank account or address designated to receive redemption proceeds.
-  Redemption requests in excess of $50,000.
- To request a wire transfer of redemption proceeds to a person other than the registered shareholder(s).
- Requests for redemption proceeds to be mailed to an address other than the address of record.
- Accounts involving corporations, executors, administrators, trustees or guardians.
-  Redemptions made within 30 days of an address change.
-  To change the registered account holders.

  THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION ABOUT SIGNATURE GUARANTEES, PLEASE CALL 1 (800) 551-1700.

HOW TO OBTAIN A
SIGNATURE GUARANTEE
  You may obtain a signature guarantee from a commercial bank or trust company in the United States, a brokerage firm which is a member of the National Association of Securities Dealers, Inc. or an eligible guarantor institution such as a credit union or savings association. Call your financial institution to see if they have the ability to guarantee a signature.
  A SIGNATURE GUARANTEE MAY NOT BE PROVIDED BY A NOTARY PUBLIC.

HOW FUND SHARES ARE PRICED
  The Fund's share price, or net asset value (NAV), is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund, by the number of the Fund's shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading (normally 3:00 p.m. Central Time). Shares of the Funds will not be priced on holidays the Exchange observes, including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

  Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, securities for which market value quotations are not readily available, and other assets are valued at fair value by the Manager under the supervision of the Board of Directors.

  Since all of the Wasatch Funds are no-load, you may purchase, redeem or exchange shares at net asset value without paying a sales charge. Because the Funds' share prices change daily, your purchase price will be the next NAV calculated after your order is received and accepted.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

WASATCH FUNDS AUTOMATED TELERESPONSE SERVICE
- Call 1 (800) 551-1700 and, using a touch-tone telephone, press 3, and then 1 to access the following:
- For account inquiries, including your account balance, or the last five transactions on your account, press 1
- To request duplicate statements, reorder money market checks, or order duplicate tax forms, press 2
- For Fund information, including general Fund descriptions, current Fund pricing and performance information, press 3
-  Press 0 for a Representative or * for the previous menu.

SHAREHOLDER REPORTS

  Reports are mailed twice a year. The annual report is made September 30, at the close of the Funds' fiscal year. The annual report contains important information about the Funds, including portfolio holdings and audited financial statements. Semi-annual reports are made March 31 and help keep shareholders up-to-date on the Funds' performance and portfolio holdings. Financial statements in the semi-annual reports are unaudited.
  To reduce the volume of mail received by shareholders, as well as Fund expenses, only one copy of most financial reports will be mailed to accounts listed under the same social security number. Additional copies of shareholder reports are available by calling the Funds at 1 (800) 551-1700.

ACCOUNT STATEMENTS
  You will receive account statements quarterly. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest on a monthly basis through the Automatic Investment Plan, you will receive monthly confirmation statements. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31. Account tax information will also be sent to the Internal Revenue Service.


SHARE CERTIFICATES
  The Funds stopped issuing share certificates as of February 1, 1996. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Funds. You will receive a statement showing the details of each transaction.

INVOLUNTARY REDEMPTION
  The Funds reserve the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares falls below $500. Shareholders will be given at least 60 days' written notice before involuntary redemptions are made. Shareholders can prevent involuntary redemptions by making additional investments to restore the account to the minimum investment amount during the 60 days.

TELEPHONE TRANSACTIONS
  You may initiate transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions providing reasonable procedures to prevent fraudulent transactions have been followed.
  The Funds and their agents have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption proceeds to preauthorized destinations. Other procedures may be implemented from time to time.
  During periods of substantial economic or market change, it may be difficult to contact the Funds by telephone. If you are unable to contact the Funds by telephone please consider sending written instructions.

TEMPORARY SUSPENSION OF SERVICES
  The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

RETURNED CHECK POLICY
  When investing in the Funds by check, the Funds reserve the right to cancel the purchase if a check does not clear your bank. The Funds will charge your account a $20 service fee and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Funds as a result of the canceled purchase. If you are already a shareholder in the Funds, the Funds may redeem shares in your account(s) to cover any such losses due to fluctuations in share price.

UNACCEPTABLE ACCOUNT REGISTRATIONS
  The Funds will not accept accounts registered as a "Power of Attorney" (POA) or Attorney-in-Fact. The Funds will also not accept your account if you are investing for another person as an Attorney-in-Fact.

REGISTRATION CHANGES
  To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1 (800) 551-1700.


ADDRESS CHANGES
  To change the address on your account, call 1 (800) 551-1700 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.


MANAGEMENT
OF WASATCH FUNDS
----------------

  Wasatch Advisors, Inc. (the "Manager" or "Wasatch Advisors"), which is located at the same address as Wasatch Funds, serves as the Manager for the Funds. The Manager is responsible for investing the Wasatch Equity Funds' assets. In addition, the Manager provides certain administrative services and manages the Funds' business and affairs. Wasatch Advisors has been in the investment advisory business since 1975 and has assets under management of approximately $958 million as of October 31, 1996.

  The business and affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of five directors who are elected each year and serve for one-year terms and/or until their successors are elected and qualified.

  Dr. Samuel S. Stewart, Jr., is President and Chairman of the Board of Wasatch Funds and Wasatch Advisors. Dr. Stewart is the only owner of more than 25% of Wasatch Advisors and is thus deemed to control the Manager. All interested directors of Wasatch Funds are also officers and directors of Wasatch Advisors.


INVESTMENT PERSONNEL
--------------------
  The following key investment personnel for Wasatch Funds are also members of the Wasatch Advisors' Investment Committee which also makes recommendations to the Funds.

  SAMUEL S. STEWART, JR., PHD, is President and Chairman of the Board of
Wasatch Funds and Wasatch Advisors, Inc. Dr. Stewart has served as President of Wasatch Advisors, Inc., since 1975. Dr. Stewart has also served as the Lead Manager for the portfolio of the Growth Fund since 1997. He served as Lead Manager of the Aggressive Equity Fund from 1986 through January, 1997. He earned a Bachelor of Science in Business Administration degree from Northwestern University. He went on to earn a Master of Business Administration and a Doctorate in Finance from Stanford University. Since 1975, Dr. Stewart has been a professor of Finance at the University of Utah.
  JEFF CARDON is Vice President and Director of Wasatch Funds, Vice President and Director of Wasatch Advisors and has served as the Lead Manager for the portfolio of the Aggressive Equity Fund since 1997. He served as Lead Manager of the Growth Fund from 1986 through January, 1997. He is a Senior Research Analyst and member of the Wasatch Advisors' research team. Mr. Cardon joined Wasatch Advisors as a securities analyst in 1980. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in Finance from the University of Utah.

  KAREY BARKER is a Director of Wasatch Advisors and has been Lead Manager for the portfolio of the Mid-Cap Fund since 1994. She is a Senior Research Analyst and member of the Wasatch Advisors' research team. Ms. Barker joined Wasatch Advisors as a securities analyst in 1989. She is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.
  ROBERT GARDINER is a Director of Wasatch Advisors and has been Lead Manager for the portfolio of the Micro-Cap Fund since 1995. He is a Senior Research Analyst and member of the Wasatch Advisors' research team. Mr. Gardiner joined Wasatch Advisors as a securities analyst in 1990. He is a Chartered Financial Analyst and holds Bachelor of Arts and Bachelor of Science degrees from the University of Utah.
  MARK E. BAILEY is Vice President and Director of Wasatch Advisors. As a member of Wasatch Advisors' Investment Committee, he also makes recommendations to the Funds. Mr. Bailey joined Wasatch Advisors as an institutional portfolio manager in 1981. He is a Chartered Financial Analyst and holds a Bachelor of Science degree in Finance from the University of Utah.

  ROY S. JESPERSEN is Vice President and Director of Wasatch Funds, and also Vice President and Director of Wasatch Advisors. As a member of Wasatch Advisors' Investment Committee, he also makes recommendations to the Funds. Mr. Jespersen joined Wasatch Advisors as an institutional portfolio manager in 1983. He holds a Master of Business Administration degree from Northwestern University and a Bachelor of Science degree from Brigham Young University.


ABOUT THE SUB-ADVISER
  Hoisington Investment Management Company ("Hoisington" or the "Sub-
Adviser") is a registered investment adviser that has been in business since 1980. The Sub-Adviser has offices at 1250 Capital of Texas Highway South, Building 3, #600, Austin, Texas 78746. Hoisington is wholly-owned by Van Robert Hoisington and provides investment management services for individuals, pension and profit-sharing plans, trusts and estates, charitable organizations and corporations and other business entities. As of September 30, 1996, Hoisington provided investment advice to 43 separately managed accounts and had approximately $2.4 billion of assets under management. Hoisington provides investment management for fixed income securities, including U.S. government securities.

  VAN ROBERT HOISINGTON has been Lead Manager of the Wasatch-Hoisington U.S. Treasury Fund since 1996. In addition, he is President and Senior Investment Officer of Hoisington Investment Management Company (HIMCO). He has served as such since founding HIMCO in 1980. Prior to forming his own firm, Mr. Hoisington was Executive Vice President of Texas Commerce Bancshares, Executive Trust Officer of Texas Commerce Bank and Senior Investment Officer of Texas Commerce Bank's Trust Department. Before joining Texas Commerce Bank, Mr. Hoisington was Vice President and Economist with United California Bank in Los Angeles, where he was Director of National and International Macroeconomic Studies. Mr. Hoisington received his Bachelor of Arts degree from the University of Kansas and his master's degree in business from Fort Hays Kansas University.


MANAGEMENT FEES, EXPENSES AND EXPENSE LIMITATIONS
-------------------------------------------------
  Under investment advisory and service contracts which are explained in more detail in the SAI, each Fund pays Wasatch Advisors, Inc. a monthly management fee which is computed on the average daily net assets of each Fund.

                                     MONTHLY FEE                                 TOTAL EXPENSE             AMOUNT
                                     BASED ON AN          LIMITATIONS ON        LIMIT INCLUDING       REIMBURSED AS OF
WASATCH FUND                         ANNUAL RATE          OTHER EXPENSES        MANAGEMENT FEES      SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Fund                            1.25%                 0.50%                  1.75%                $ 90,368
Micro-Cap Fund                          2.00%                 0.50%                  2.50%                $113,105
Aggressive Equity Fund                  1.00%                 0.50%                  1.50%                $      0
Growth Fund                             1.00%                 0.50%                  1.50%                $ 10,572
Wasatch-Hoisington
    U.S. Treasury Fund<F25>             0.50%                 0.25%                  0.75%                $ 41,168

<F25> This Fund is managed by the Sub-Adviser. Under a sub-advisory agreement between the Manager and the Sub-Adviser; the Manager has agreed to pay the Sub-Adviser a management fee. For further information please see "Sub-Advisory Agreement between the Manager and Hoisington Investment Management Company" in the SAI.


  The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, in printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to Directors who are not interested persons (as defined in the Investment Company Act of 1940), interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with Fund transactions, fees and expenses of the Custodian of the Funds' assets, printing and mailing expenses, charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents, travel expenses, salaries and related compensation of all non-officer employees, and extraordinary and nonrecurring expenses.

  The Manager has agreed to reimburse the Funds if expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. The Manager has voluntarily agreed to limit the expenses of each Fund at least through September 30, 1997, to the percentage of average net assets computed on a daily basis shown in the chart above. The Manager will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitations. The Manager may rescind these voluntary limitations on expenses at any time.


WASATCH FUNDS' PORTFOLIO TRANSACTIONS
  The Manager is responsible for placing orders to purchase and sell securities for the Funds. In addition, brokerage commissions on portfolio transactions are negotiated by the Manager. Brokerage firms are selected for their professional capability to execute the types of transactions required by the Funds. The Manager also considers the value and quality of services rendered on a continuing basis. The Manager is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Funds if it reasonably believes that the quality of services and commissions are comparable to those available from other qualified brokerage firms. The Manager may pay higher commissions to brokerage firms that provide investment and research information to Wasatch Advisors than to firms that do not provide these services if the Manager determines that commissions are reasonable in relation to the services provided. Investment and research information received from brokerage firms may be used by the Manager to manage the assets of other advisory accounts as well as to manage the assets of the Funds.

ADDITIONAL SERVICE PROVIDERS
-----------------------------
  The SAI provides more detailed information concerning the agreements between Wasatch Funds and the Administrator, Transfer Agent and Custodian.


ADMINISTRATOR
 Sunstone Financial Group, Inc.
 207 East Buffalo Street, Suite 400
 Milwaukee, WI 53202-5712

TRANSFER AGENT
 Sunstone Investor Services, LLC
 207 East Buffalo Street, Suite 315
 Milwaukee, WI 53202-5712


CUSTODIAN
 UMB Bank, n.a.
 928 Grand Avenue
 Kansas City, MO 64141

LEGAL COUNSEL
 Michael J. Radmer
 Dorsey & Whitney LLP
 220 South Sixth Street
 Minneapolis, MN 55402-1498


INDEPENDENT AUDITORS
 Arthur Andersen LLP
 100 East Wisconsin Avenue
 Milwaukee, WI 53202


ORGANIZATION
OF WASATCH FUNDS
-----------------

  Wasatch Funds (the "Company") is comprised of the Mid-Cap Fund, Micro-Cap Fund, Aggressive Equity Fund, Growth Fund and the Wasatch-Hoisington U.S. Treasury Fund (the "Funds"), each of which consists of a separate portfolio which issues a separate class of shares. The Board of Directors is authorized to create new funds in addition to those already existing without the approval of the shareholders of the Company. All shares have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares), except that only shares of the respective Fund are entitled to vote on matters concerning only that Fund.

  The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.
  Each share of a Fund has equal dividend, distribution, liquidation and voting rights with other shares of that Fund. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund out of that series and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.
  The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, or exchange or similar rights, and will be freely transferable.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
-------------------------------------------------
  In addition to any increase in the value of shares which a Fund may achieve, shareholders may receive dividends and capital gains distributions from the Fund. For more information please contact a Shareholder Services Representative at 1 (800) 551-1700.

DIVIDENDS
  Dividends from stocks and interest earned from other investments are the Funds' main source of ordinary income. Substantially all of the income, less expenses, of the Funds is distributed annually as dividends to shareholders.

CAPITAL GAINS
  Net realized capital gains represent the total profit from sales of securities, minus total losses from sales of securities, including any losses carried forward from prior years. Any net realized capital gains resulting from the operations of the Funds will be distributed annually.
  Dividends and capital gains distributions from a Fund are automatically applied to purchase additional shares of the Fund at the net asset value per share on the payable date unless the shareholder has requested in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the Transfer Agent. The election is effective for distributions with a dividend record date on or after the date that the Transfer Agent receives notice of the election.

TAXES
  Shareholders will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from a Fund. If you are not subject to tax on your income you will not be required to pay tax on amounts distributed to you. If you have any questions regarding taxes you should consult your tax adviser.

  Before investing, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxation.
  The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gains distributions, and redemption proceeds for any account on which the owner provides an incorrect Taxpayer Identification Number. Applications without a Taxpayer Identification Number will not be accepted and will be returned along with the purchase check.


TAXATION OF THE FUNDS
  The Funds intend to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the Funds will be required to pay any federal income taxes. Should a Fund fail to distribute the amount required by the Tax Reform Act of 1986, as amended, during any calendar year, the Fund would be required to pay a 4% non-deductible excise tax on the amount of the under-distribution.

TAXES AND DISTRIBUTIONS ON ZERO COUPON BONDS AND
U.S. TREASURY INFLATION PROTECTION SECURITIES
  If a Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.
  If a Fund invests in U.S. Treasury inflation protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
  Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or U.S. Treasury inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities. To the extent to which the Fund may liquidate securities at a gain may be limited by the requirement that generally less than 30% of the Fund's gross income during its taxable year consist of gains from the sale of securities held for less than three months.

WHEN YOU WILL RECEIVE
TAX INFORMATION
  At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

GUIDE TO UNDERSTANDING FUND PERFORMANCE
----------------------------------------
  As a mutual fund investor you will frequently see terms that are used to describe fund performance. In addition, many discussions are based on comparisons of one fund's performance to that of other mutual funds or recognized stock market indices. These discussions may appear in reports to shareholders, newsletters, advertisements and media articles. This section is designed to help you understand common terms and familiarize you with indices that may be used to compare the performance of the Funds.

 PERFORMANCE QUOTATIONS REPRESENT THE FUND'S PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


  CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The "Financial Highlights" tables beginning on page 6 show total return for single fiscal periods. Cumulative total return is generally quoted for more than one year (usually the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

  AVERAGE ANNUAL TOTAL RETURN reflects the average annual percentage change in the value of an investment in a Fund over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.
  YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.
  Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same yield for the entire year.
  DOW JONES INDUSTRIAL AVERAGE (DJIA) is probably the most well known index. "The Dow," was developed in 1884 and is the oldest market index in the United States. Currently, the Dow contains 30 stocks that in the opinion of Dow Jones' Wall Street Journal editors, are the industrial giants of Wall Street. When the Dow goes up, conventional wisdom suggests that investors are seeking the certainty associated with large, well-established companies, especially those that pay dividends. Typically, therefore, the more large, dividend-paying stocks a fund owns, the better it will perform when the Dow rises. Small and middle-sized stocks may perform differently than the Dow.
  STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (S&P 500). While the Dow is better known, many professionals consider the S&P 500 to be a more accurate measure of general stock market activity. The index includes 500 of the nation's largest stocks from a broad variety of industries. It represents about 80% of the total market value of all stocks on the New York Stock Exchange. The performance of the S&P is dominated by the fortunes of its largest stocks. Funds that invest heavily in smaller and middle-sized stocks may not always have performance that is in line with the S&P.
  STANDARD & POOR'S MIDCAP 400 (S&P 400) is designed to track significant, mid-sized companies. According to S&P, the vast majority of the stocks in the index have market capitalizations (or total market value) of between $200 million and $3 billion. The S&P 400 was first published in 1991 and was designed to be a more accurate benchmark for mutual funds that invest in small- to mid-sized companies.
  NASDAQ/OTC keeps tabs on the 3,500 or so small- and mid-cap stocks that trade only on the computerized over-the-counter (OTC) system. Due to their number and size, technology stocks tend to dominate the direction of the index. Funds that invest heavily in technology stocks often reflect the performance of the Nasdaq.
  RUSSELL 2000 represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States. This index is a popular measure of the performance of small companies.
  LIPPER GROWTH FUNDS INDEX includes the largest 30 funds which, by prospectus or portfolio practice, normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.
  LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the Index. Securities included in the Index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding principal value of $50 million; and minimum quality rating of BBB by Standard & Poor's or Baa by Moody's.

GLOSSARY OF INVESTING TERMS
----------------------------
  This glossary provides definitions of terms as they pertain to investments made by the Funds. It also provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.
  BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.
  BUSINESS CYCLE is a term commonly used to describe fluctuations in total economic activity. It refers to the period of time it takes the economy to shift from a peak in business activity to a trough and back to a peak. (In other words, it refers to the start of a recession through recovery and expansion and back to recession.) The average post-war business cycle (measured from the end of one recession to the start of the next recession) has been about 48 months, ranging from 12 to 94 months. Interest rates generally follow this cycle, being at relatively high levels near the beginning of a recession and falling during the recession and the early part of the business recovery. Generally, interest rates begin to rise toward the end of a business expansion again peaking near the start of the next recession.
  CERTIFICATES OF DEPOSIT are issued by a bank and usually pay interest. Maturities range from a few weeks to several years. Interest rates are set by competitive forces in the marketplace.
  COMMERCIAL PAPER is a short-term debt obligation with maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers to investors with temporarily idle cash. The Funds may purchase commercial paper issued under
Section 4(2) of the Securities Act of 1933.
  COMMON STOCK represents units of ownership (shares) in a public corporation. Owners of shares of common stock usually have the right to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.
  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio within a specified period of time. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. (Also see Investment Grade Debt Securities.)
  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares.)
  EFFECTIVE DURATION estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates.
  EURODOLLARS are U.S. currency held in banks outside the United States, mainly in Europe, and are commonly used for settling international transactions. Some securities are issued in Eurodollars-that is, with a promise to pay interest in dollars deposited in foreign bank accounts.
  FIXED INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
  GOVERNMENT SECURITIES are securities issued by U.S. government agencies. Although these securities have high credit ratings, they are not considered government obligations and therefore are not directly backed by the full faith and credit of the government as U.S. Treasury Securities are.

  INVESTMENT GRADE DEBT SECURITIES are debt obligations rated within the four highest rating categories by Moody's Investors Service, Inc., Standard & Poor's Corporation, or other nationally recognized rating agencies. They may also be unrated obligations that are comparable in quality to investment grade debt securities. Obligations rated in the lowest of the top four ratings, though considered investment grade, are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a lower rated security's weakened capacity to make principal and interest payments than higher rated securities. Subsequent to its purchase by a fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. Such an event will be considered in determining whether the fund should continue to hold the security. Securities are expected to be sold promptly if they become non-investment grade and exceed 5% of a fund's net assets. (For a more detailed description of ratings, see the "Explanation of Rating Categories" on page 41.)
  MARKET CAPITALIZATION is used to measure the size and value of a company. It is calculated by multiplying the number of a company's shares that are outstanding by the current market price of a share.
  MASTER DEMAND NOTES are demand instruments without a fixed maturity that bear interest at rates which are fixed to known lending rates and are automatically adjusted when such lending rates change.

  MONEY MARKET INSTRUMENTS are short-term debt instruments-negotiable certificates of deposit (CDs)-Eurodollars, commercial paper, banker's acceptances, Treasury bills, and discount notes of the Federal Home Loan Bank, Federal National Mortgage Association, and Federal Farm Credit System, among others. Federal funds borrowings between banks, bank borrowings from the Federal Reserve Bank window and various forms of repurchase agreements. These instruments have low risk and liquidity in common.
  PREFERRED STOCK generally pays dividends at a specified rate and takes precedence over common stock in the payment of dividends and in the event a company must liquidate its assets. Preferred stock generally does not carry voting rights.
  REPURCHASE AGREEMENTS involve the purchase of a security with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same security at a predetermined price or yield.
  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. TREASURY BILLS have initial maturities of less than one year, TREASURY NOTES have initial maturities of one to 10 years and TREASURY BONDS may be issued with any maturity but generally have maturities of at least 10 years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury Securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.
  U.S. TREASURY SECURITIES are direct obligations of the United States Treasury such as bonds, notes and bills. Treasury bills are issued on a discount rate basis and have a maturity of one year or less. Longer-dated treasury securities are issued with interest paid semi-annually to holders. Notes are generally issued in maturities of 10 years and shorter, and bonds are currently issued with a maturity of 30 years.
  U.S. TREASURY STRIPS, or zero coupon Treasury Securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are traded at a discount from their face amounts. The discount of U.S. Treasury STRIPS varies primarily depending on the time remaining until maturity and prevailing levels of interest rates. STRIPS can be sold prior to their due date in the secondary market at the then-prevailing market value. The market prices of STRIPS are generally more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree of fluctuations in interest rates than do such non-zero coupon securities.
  WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

EXPLANATION OF
RATING CATEGORIES
-----------------
  The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Manager considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

MOODY'S INVESTORS SERVICE, INC.

BOND RATING           EXPLANATION
------------------------------------------------------------------------------
INVESTMENT GRADE
Aaa                   Highest quality, smallest degree of investment risk.
Aa                    High quality; together with Aaa bonds, they compose the
                      high-grade bond group.
A                     Upper-medium grade obligations; many favorable investment
                      attributes.
Baa                   Medium-grade obligations; neither highly protected nor
                      poorly secured. Interest and principal appear adequate
                      for the present but certain protective elements may be
                      lacking or may be unreliable over any great length of
                      time.
------------------------------------------------------------------------------
NON-INVESTMENT GRADE
Ba                    More uncertain, with speculative elements. Protection of
                      interest and principal payments not well safeguarded during good and bad times.
B                     Lack characteristics of desirable investment; potentially
                      low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa                   Poor standing, may be in default; elements of danger with
                      respect to principal or interest payments.
Ca                    Speculative in a high degree; could be in default or have
                      other marked shortcomings.
C                     Lowest-rated; extremely poor prospects of ever attaining
                      investment standing.

STANDARD & POOR'S RATINGS SERVICE
BOND RATING           EXPLANATION
-------------------------------------------------------------------------------
INVESTMENT GRADE
AAA                   Highest rating; extremely strong capacity to pay
                      principal and interest.
AA                    High quality; very strong capacity to pay principal and
                      interest.
A                     Strong capacity to pay principal and interest; somewhat
                      more susceptible to the adverse effects of changing
                      circumstances and economic conditions.
BBB                   Adequate capacity to pay principal and interest; normally
                      exhibit adequate protection parameters, but adverse
                      economic conditions or changing circumstances more likely
                      to lead to a weakened capacity to pay principal and
                      interest than for higher rated bonds.
-------------------------------------------------------------------------------
NON-INVESTMENT GRADE
BB, B                 Predominantly speculative with respect to the issuer's
                      capacity to meet required interest and principal
                      payments.
CCC, CC, C            BB-lower degree of speculation; C-the highest degree of
                      speculation. Quality and protective characteristics
                      outweighed by large uncertainties or major risk exposure
                      to adverse conditions.
D                     In default.
-------------------------------------------------------------------------------

 Unrated securities will be treated as non-investment grade securities unless the Lead Manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


NOTES
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                      STATEMENT OF ADDITIONAL INFORMATION

                              WASATCH FUNDS, INC.
                            68 South Main, Suite 400
                           Salt Lake City, UT  84101

                                January 31, 1997

WASATCH FUNDS, INC. ("Wasatch Funds" or the "Company") is an open-end management investment company issuing shares of Common Stock in separate series or "Funds". The Company currently offers five Funds which are described herein: the Growth Fund and Wasatch-Hoisington U.S. Treasury Fund are each diversified funds; the Aggressive Equity, Micro-Cap and Mid-Cap Funds are each non-diversified funds. Each of the Funds has its own investment objective designed to meet different investment goals.


This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling (800) 551-1700 or writing Wasatch Funds at P.O. Box 2172, Milwaukee, Wisconsin 53202-2172. The Statement of Additional Information and the related Prospectus are both dated January 31, 1997. Capitalized terms used herein and not defined have the same meanings as used in the Prospectus.


TABLE OF CONTENTS
-----------------

General Information and History.......................................    2
Investment Objectives and Policies....................................    2
Additional Investment Information.....................................    3
Description of Corporate Bond Ratings.................................    8
Investment Restrictions...............................................    9
Management of the Company.............................................   11
Control Persons and Principal Holders of Securities...................   13
Investment Advisory and Other Services................................   14
Brokerage Allocation and Other Practices..............................   17
Capital Stock and Other Securities....................................   18
Purchase, Redemption and Pricing of Securities Being Offered..........   18
Tax Status............................................................   19
Calculation of Performance Data.......................................   20
Financial Statements..................................................   21


GENERAL INFORMATION AND HISTORY

Wasatch Funds, Inc. ("Wasatch Funds" or the "Company") was incorporated under Utah law on November 18, 1986. It is an open-end management investment company currently offering five separate Funds which are described herein. The Growth Fund and Wasatch-Hoisington U.S. Treasury Fund are each diversified funds; the Aggressive Equity Fund, the Micro-Cap Fund and Mid-Cap Fund are each non-diversified funds. The Growth Fund, Wasatch-Hoisington U.S. Treasury Fund and Aggressive Equity Fund commenced operations on December 6, 1986, the Mid-Cap Fund on August 16, 1992, and the Micro-Cap Fund on June 19, 1995.

INVESTMENT OBJECTIVES AND POLICIES

Wasatch Funds is a no-load mutual fund currently offering five separate series (the "Funds"), each of which has its own investment objective designed to meet different investment goals. Each of the five Funds are described below.


THE WASATCH MID-CAP FUND seeks long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Mid-Cap Fund is a non-diversified fund. In pursuit of its investment objectives the Fund will normally invest at least 65% of its total assets in common stocks of companies that have market capitalizations between $300 million and $5 billion at the time of purchase. The Mid-Cap Fund seeks to invest in rapidly growing companies. The Fund does not limit its investments to certain sectors or industries. However, it will generally focus on the fastest growing sectors. The Manager believes that companies growing earnings in excess of 25% annually present opportunities for investors to get higher long-run returns. The Fund is designed for long-term investors seeking higher growth of capital, who are comfortable with the greater degree of risk this aggressive strategy entails.

THE WASATCH MICRO-CAP FUND. It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets. The Micro-Cap Fund reserves the right to reconsider closing the Fund to new investors, and once closed, may choose to reopen the Fund although it has no present intention to do so. The Micro-Cap Fund seeks long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Micro-Cap Fund is a non-diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of companies with market capitalizations of less than $150 million at the time of initial purchase. The Fund is designed for long-term investors. Its strategy is to invest in the smallest companies that the Manager believes possess superior growth potential. The Fund targets two types of investments, core and momentum holdings. Core holdings are companies the Manager believes have the potential to grow at around 15% annually. Core holdings are selected for characteristics that may give the Fund a solid foundation. Momentum holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. While the Manager believes investments in the smallest companies present exceptional opportunities for capital appreciation, stock prices of such companies may fluctuate widely. Investors should assess their tolerance for short-term price volatility before investing in this Fund.

THE WASATCH AGGRESSIVE EQUITY FUND. The Aggressive Equity Fund is currently closed to new investors. The Fund's shareholders and certain others may continue to add to existing accounts or open new accounts. The Fund may resume sales to new investors in the future. It has no intention to do so at the present time. The Aggressive Equity Fund's primary investment objective is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the primary objective. The Aggressive Equity Fund is a non-diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of growth companies. Its strategy is to invest in small companies that the Manager believes possess superior growth potential. The Fund targets two types of investments, core and momentum holdings. Core holdings are companies that are well-established and have the potential to grow at least 15% annually and can anchor the portfolio with steady growth over long periods of time. Momentum holdings are companies growing aggressively, often in excess of 25% annually. These companies can boost the Fund's performance, but may be subject to greater stock price fluctuations than core holdings. Investments in small companies make this Fund susceptible to greater short-term price fluctuations. It is best-suited for patient, long-term investors.

THE WASATCH GROWTH FUND'S primary investment objective is long-term growth of capital. Income is a secondary objective to be sought only when consistent with the Fund's primary objective. The Growth Fund is a diversified fund. In pursuit of its investment objectives, the Fund will normally invest at least 65% of its total assets in common stocks of growth companies. The Fund is designed for long-term investors. However, it takes a more conservative approach to investing than is typical of many funds in this category. Its strategy is to invest in companies the Manager believes are stable and well-established and have the potential to grow steadily for long periods of time. Growth may come from market positioning that takes advantage of favorable demographics, increasing demand for products and services, lack of competition in the marketplace and other factors.

THE WASATCH-HOISINGTON U.S. TREASURY FUND'S investment objective is to provide a real rate of return (i.e. a rate of return that exceeds the rate of inflation) over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. In pursuit of its objective, the Fund will invest at least 90% of its total assets in U.S. Treasury securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's portfolio can also be invested in high-quality money market instruments, cash equivalents and cash, which in the opinion of the Sub-Adviser present only minimal credit risks.


ADDITIONAL INVESTMENT INFORMATION

MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.


CONVERTIBLE SECURITIES. The Mid-Cap, Micro-Cap, Aggressive Equity and Growth Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted and exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.


In selecting convertible securities for the Funds, the Manager will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.


FOREIGN SECURITIES. The Mid-Cap, Micro-Cap, Aggressive Equity and Growth Funds may invest up to 15% of their total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depository Receipts, are not subject to this 15% limitation.) Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.


Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country.

UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agency or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.


U.S. TREASURY INFLATION-PROTECTION SECURITIES. Inflation-protection securities are a new type of marketable book-entry security issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities will be auctioned and issued on a quarterly basis on the 15th of January, April, July, and October, beginning on January 15, 1997. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPIU").


The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additinal amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics ( or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on their original par amount of the fully constituted security.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements the Wasatch-Hoisington U.S. Treasury Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities.
The advantage of such loans is that the Fund continues to receive interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds' Manager and the sub-adviser for the Wasatch-Hoisington U.S. Treasury Fund, monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

STRIPPED OBLIGATIONS. The Wasatch-Hoisington U.S. Treasury Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class received all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program was established by the Treasury Department and is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of have to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including
"Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Manager is unaware of any binding legislative, judicial or administrative authority on this issue.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. The current portfolio turnover rates for the Funds are set forth in the prospectus.

DESCRIPTION OF CORPORATE BOND RATINGS

Each Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or other nationally recognized rating agencies or unrated securities deemed by the Manager to be of comparable quality. The following list describes the various ratings of corporate bonds:

     Description of corporate bond ratings of Moody's:

     Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Description of corporate bond ratings of S&P:

     AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions and policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of such Fund.

The Micro-Cap Fund and the Aggressive Equity Fund may not:

 1. As to 50% of the Fund's total assets, invest in individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment.

The Mid-Cap Fund may not:

 1. As to 75% of the Fund's assets, invest in the security of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of any class of securities, of such issuer.

The Growth Fund and the Wasatch-Hoisington U.S. Treasury Fund may not:

 1. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

 2. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities, of such issuer.

Each of the Mid-Cap, Micro-Cap, Aggressive Equity, Growth and Wasatch-Hoisington U.S. Treasury Funds may not:

 1.  Make investments for the purpose of exercising control or management.

 2. Invest more than 10% of its total assets in other investment companies, or invest more than 5% of its assets in a single investment company, or hold more than 3% of the total outstanding voting stock of an acquired investment company. Investments in other investment companies will be limited to Money Market Funds for the purpose of investing idle cash balances.

 3. Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Each of the Funds has no current intention to invest in securities of this nature.

 4.  Purchase or sell commodities or commodity contracts.

 5. Purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.

 6.  Make short sales of securities.

 7. Invest in securities which cannot be readily sold because of legal or contractual restrictions including repurchase agreements which mature in more than 7 days or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, or 10% of the net asset value of the Fund, taken at market value, would be invested in such securities. Each of the Funds has no current intention to invest in securities of this nature.

 8. Make loans to other persons, except the Wasatch-Hoisington U.S. Treasury Fund may make loans. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies, as in the opinion of the fund manager, these investments do not constitute the making of loans.)

 9. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 5% (taken at the market value) of its total assets and pledge its assets to secure such borrowing. Each of the Funds has no current intention to borrow as a temporary measure as allowed under the above exception.

10. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

11. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

12. Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest or sponsor such programs.

13. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

14. Invest more than 5% of its total assets (taken at market value at the time of each investment) in warrants of which no more than 2% will be invested in non-listed issues that have warrants.

15. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of new issuers, who with predecessors have operating records of three (3) years or less.

16. Invest more than 5% of its total assets (taken at market value at the time of each investment) in "Special Situations", i.e., companies in the process of reorganization or buy-out.

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or Statement of Additional Information, which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets, and such excess results therefrom.

In addition, the Funds have made certain undertakings to a state securities commission which are not deemed fundamental. These include not investing in real estate mortgages, real estate limited partnerships, and oil, gas or other mineral leases.

MANAGEMENT OF THE COMPANY

The Directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 68 South Main, Salt Lake City, Utah 84101. Wasatch Advisors, Inc. retains proprietary rights to the Company name.


  <F26>Samuel S. Stewart, Jr., Ph.D., CFA - President and Chairman of the Board

        President and Chairman of the Board of the Company; President, Chairman of the Board and Director of Research for the Manager since 1975; Professor of Finance at the University of Utah since 1975. Age 54.


  <F26>Roy S. Jespersen, MBA - Vice President and Director

        Vice President and Director of the Company; Vice President and Portfolio Manager for the Manager since 1983. Age 53.

  <F26>Venice  F. Edwards, CFA - Secretary/Treasurer

        Secretary/Treasurer of the Company; Compliance Officer for the Manager since 1995; Portfolio Manager for the Manager since 1983. Age 46.

  <F26>Jeff S. Cardon, CFA - Vice President and Director

        Vice President and Director of the Company; Vice President and Director of the Manager since 1985; Security Analyst for the Manager since 1980. Age 39.


     James U. Jensen - Director
     NPS Pharmaceuticals, Inc.
     420 Chipeta Way
     Salt Lake City, Utah  84108

        Director of the Company; Vice President of Corporate Development and Legal Affairs, NPS Pharmaceuticals, Inc.; previously Chairman and a partner at Woodbury, Jensen, Kesler & Swinton, P.C. from 1986 to 1991. Age 52.


     William R. Swinyard - Director
     Management Office
     660 Tanner Building
     Brigham Young University
     Provo, Utah  84602

        Director of the Company; Professor of Business Management, Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm since 1983. Age 56.


  <F26>Interested person, as defined in the Investment Company Act of 1940, of the Company.

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day to day operations of the Company's business affairs between board meetings.

The Funds' standard method of compensating directors is to pay each disinterested director an annual fee of $6,000 for services rendered, including attending meetings of the Board of Directors. The Funds also may reimburse its disinterested directors for travel expenses incurred in order to attend meetings of the Board of Directors. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's directors and officers during the fiscal year ended September 30, 1996 (exclusive of out-of-pocket expenses reimbursed).


                               COMPENSATION TABLE

                             Aggregate          Total Compensation
                            Compensation       From Company Paid to
Name of Person, Position    From Company            Directors

Samuel S. Stewart, Jr.              $0                  $0
President and
Chairman of the Board

Roy S. Jespersen, Vice              $0                  $0
President and Director

Venice Edwards                      $0                  $0
Secretary/Treasurer

Jeff S. Cardon, Vice                $0                  $0
President and Director

James U. Jensen                 $6,000              $6,000
Director

William R. Swinyard             $6,000              $6,000
Director


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 1996, the Funds were aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of each of the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

                 SERIES A - WASATCH AGGRESSIVE EQUITY FUND

Charles Schwab & Co., Inc.<F27>, 101 Montgomery Street, San Francisco, CA, 94104, 25%; National Financial Services Corp.<F27>, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 10%.


                 SERIES B - WASATCH GROWTH FUND

Charles Schwab & Co., Inc.<F27>, 101 Montgomery Street, San Francisco, CA, 94104, 43%; National Financial Services Corp.<F27>, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 15%;

                SERIES C - WASATCH-HOISINGTON U.S. TREASURY FUND

Charles Schwab & Co., Inc.<F27>, 101 Montgomery Street, San Francisco, CA, 94104, 26%; Firstar Trust Co., Custodian for Ray R. Christensen IRA Rollover, 175 S. West Temple, #510, Salt Lake City, Utah, 84101, 9%; Robert Freed Family Trust, 5555 Pioneer Fork Road, Salt Lake City, Utah, 84180, 6%.

                        SERIES D - WASATCH MID-CAP FUND

Charles Schwab & Co., Inc.<F27>, 101 Montgomery Street, San Francisco, CA, 94104, 37%; National Financial Services Corp.<F27>, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 16%.

                       SERIES E - WASATCH MICRO-CAP FUND

Charles Schwab & Co., Inc.<F27>, 101 Montgomery Street, San Francisco, CA, 94104, 29%; National Financial Services Corp.<F27>, 200 Liberty Street, One World Financial Center, New York, NY, 10281-1003, 10%.


As of October 31, 1996 the directors and officers as a group owned less than 1% of each Fund except the Wasatch-Hoisington U.S. Treasury Fund. Mr. Stewart, whose address is that of the Manager, owned 3% of the Wasatch-Hoisington U.S. Treasury Fund.


<F27> Shareholders of record, not beneficial owners.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, Wasatch Advisors, Inc. is the Company's manager and investment advisor, providing services under the advisory and service contracts. The Manager was organized in September 1975, has been in the business of investment management since November 1975, and currently has total assets under management including the assets of the Funds, of approximately $958 million as of October 31, 1996.

The principal executive officers and directors of the Manager are Samuel S. Stewart, Jr., Ph.D., President and Director; Roy S. Jespersen, Vice President and Director; Mark E. Bailey, Vice President and Director; Jeff S. Cardon, Vice President and Director; Luana Buhler, Secretary; Karey Barker, Director; Robert Gardiner, Director and James Milligan, Director. Dr. Samuel S. Stewart, Jr. is the only owner of the Manager who owns more than 25% of the Manager's outstanding equity and is deemed to control the Manager.

Under Advisory and Service Contracts, the Aggressive Equity and Growth Funds pay the Manager a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.0%, the Micro-Cap Fund pays the Manager at the annual rate of 2.0%, and the Mid-Cap Fund pays the Manager at an annual rate of 1.25%.
These fees are higher than those paid by other investment companies. The Wasatch-Hoisington U.S. Treasury Fund pays the Manager a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.50%. The management fees are computed and accrued daily and are payable monthly.

The Manager provides an investment program for, and carries out the investment policy and manages the portfolio assets of, each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, quantities and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space and facilities for the Company.


Among other expenses, the Funds pay taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of custodians and dividend disbursing agents, proxy material and costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of directors who are not "interested persons" of the Manager, costs of typesetting, printing and mailing the Prospectus, Statement of Additional Information and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated.


The Advisory and Service Contract provides that the Manager shall reimburse each Fund for expenses in excess of the most restrictive expense limitation required by state regulation. At the current time, the lowest applicable expense limitation is 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining net assets of the investment company.

The Manager has voluntarily agreed to limit the Aggressive Equity Fund and the Growth Fund expenses to 1.5%, the Micro-Cap Fund expenses to 2.50%, the Mid-Cap Fund expenses to 1.75% and the Wasatch-Hoisington U.S. Treasury Fund expenses to 0.75% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitation. The Manager may rescind these limitations on expenses at any time and in the event of rescission the terms of the Advisory and Service Contract would govern.

For the fiscal years ended September 30, 1996, 1995, and 1994, the Manager accrued the following management fees and waived a portion of its management fees in the following amounts:

                                  1996          1995        1994
  Aggressive Equity Fund
    Gross Management Fees     $2,861,337    $1,446,523     $349,837
    Waived Management Fees             0             0        7,283

  Growth Fund
    Gross Management Fees       $839,865      $195,697     $140,933
    Waived Management Fees        10,572        16,636       19,106

  Wasatch-Hoisington U.S.
  Treasury Fund
    Gross Management Fees        $27,810       $16,871      $17,515
    Waived Management Fees        41,168        19,946       13,802

  Mid-Cap Fund
    Gross Management Fees     $1,861,206      $237,215      $18,382
    Waived Management Fees        90,368        35,750       23,141

  Micro-Cap Fund
    Gross Management Fees     $1,313,728       $52,691           -
    Waived Management Fees       113,106        23,438           -



GENERAL INFORMATION
-------------------

Administrator
-------------
Pursuant to Adminstration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, calculates daily net asset values of each Fund, oversees the Funds' Custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian and Transfer Agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. The Administrator, at its own expense, and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives a fee on the combined value of the Funds computed daily and payable monthly, at the annual rate of twenty-eight one-hundredths of one percent (0.28%) on the first $50 million of the average daily net assets, eighteen one-hundredths of one percent (0.18%) on the next $50 million of the average daily net assets and thirteen one-hundredths of one percent (0.13%) on the average daily net assets in excess of $100 million, subject to the following minimum fees: Aggressive Equity Fund ($75,000); Mid-Cap Fund ($75,000); Growth Fund ($40,000); Micro-Cap Fund ($17,500); and Wasatch-Hoisington U.S. Treasury Fund ($4,000).


Custodian and Transfer Agent
----------------------------
UMB Bank, n.a. serves as the Funds' Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities. The Funds pay a monthly fee at the annual rate of .75 basis points on combined net assets up to $500,000,000, plus .50 basis points on the combined net assets in excess of $500,000,000. Sunstone Investor Services, LLC., 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-2172, is the Company's Transfer Agent. Sunstone Investor Services, LLC is an affiliate of Sunstone Financial Group, Inc., the Funds' Administrator. The Transfer Agent keeps records of all shareholder accounts and transactions. Each Fund pays Sunstone Investor Services, LLC a Transfer Agent fee based on the number of shareholder accounts subject to a minimum annual fee.


The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.

Counsel
-------
Michael J. Radmer, Dorsey & Whitney, LLP., 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, acts as legal counsel to the Company and reviews certain legal matters for the Company in connection with the shares offered by the Prospectus.


Independent Auditors
--------------------
Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202 are the Company's independent Certified Public Accountants. In this capacity the firm is responsible for auditing the financial statements of the Company and reporting thereon.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Manager is responsible for decisions to buy and sell securities for the Company and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Manager to seek the best security price available with respect to each transaction. Except to the extent that the Company may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Manager seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Company or the Manager.

Pursuant to provisions of the investment advisory agreements, the Company's Board of Directors has authorized the Manager to cause the Company to incur brokerage commissions in an amount higher than the lowest available rate in return for the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Company. The Manager undertakes that such higher commissions will not be paid by the Company unless (a) the Manager determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) of the Securities and Exchange Act of 1934 and other applicable state and federal laws, and (c) in the opinion of the Manager the total commissions paid by the Company are reasonable in relation to the expected benefits to the Company over the long term. The investment advisory fees paid by the Funds under the investment advisory agreements are not reduced as a result of the Manager's receipt of research services. Consistent with both the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such policies as the Board of Directors may determine, and subject to seeking best execution, the Manager may consider sales of shares of the Company as a factor in the selection of dealers to execute portfolio transactions for the Company.

The Manager places portfolio transactions for other advisory accounts.
Research services furnished by firms through which the Company effects its securities transactions may be used by the Manager in servicing all of its accounts; not all of such services may be used by the Manager in connection with the Company. In the opinion of the Manager, the benefits from research services to each of the accounts (including the Company) managed by the Manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Manager, such costs to the Company will not be disproportionate to the benefits received by the Company on a continuing basis.

The Manager's brokerage practices are monitored on at least an annual basis by the Board of Directors including the disinterested persons (as defined in the Investment Company Act of 1940) of the Manager.

During the years ended September 30, 1996, 1995 and 1994, the Company paid the following brokerage commissions:

                                 1996         1995         1994

 Aggressive Equity Fund        $280,635     $232,209    $101,516
 Micro-Cap Fund                  35,506       15,947         -
 Growth Fund                     99,242       65,361      74,171
 Wasatch-Hoisington U.S.            700          774         436
   Treasury Fund
 Mid-Cap Fund                   145,703       31,846      16,241

The changes in brokerage commissions are partially the result of changes in the turnover rates of the Funds and changes in the amount of assets under management. There are no stated markups on the principal transactions of the Company. The purchases are executed at the ask price net and the sales are executed at the bid price net.

CAPITAL STOCK AND OTHER SECURITIES

The Company is authorized to issue shares in separate series, or "Funds." Five such Funds have been established:

Series A Common - Aggressive Equity Fund
Series B Common - Growth Fund
Series C Common - Wasatch-Hoisington U.S. Treasury Fund
Series D Common - Mid-Cap Fund
Series E Common - Micro-Cap Fund

See "Organization of the Company" in the Prospectus, for a discussion of the relative rights and characteristics of the shares.

To illustrate the method of computing the offering price of Company shares, the offering price per share on September 30, 1996 was as follows:

                 Aggressive    Micro-Cap     Growth       Mid-Cap      Income
                 Equity Fund     Fund         Fund         Fund         Fund

Net Assets      $253,318,987 $94,003,754  $104,236,631 $128,490,330 $7,426,884
 divided by
Shares           10,479,701   29,817,167     5,933,434    7,158,391    727,602
Outstanding
 equals
Net Asset Value      $24.17        $3.15        $17.57       $17.95     $10.21
Per Share
(Offering &
Redemption
Price)

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

The procedures to be followed in the purchase and redemption of shares as well as the method of determining the net asset value are fully disclosed in the Prospectus. As indicated in the Prospectus, the net asset value is calculated each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Investors may exchange their shares of a Fund for the U.S. Government Money Market Fund Fund as provided in the prospectus. Sunstone, in its capacity as transfer agent for the Funds, receives a service fee from the U.S. Government Money Market Fund Fund at the annual rate of 0.25% of 1% of the average daily net asset value of the shares exchanged from the Funds into the U.S. Government Money Market Fund Fund.

The Funds have filed a notification of election under Rule 18f-1 of the Investment Company Act committing itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder of record during any 90-day period to the lesser of:

               (1)  $250,000 or

               (2) 1% of the net asset value of each Fund at the beginning of such election period.

The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed in the best interest of the Funds to do so. In making a redemption in kind, the Funds reserve the right to make a selection from each portfolio holding of a number of shares which will reflect the portfolio make-up and the value will approximate as closely as possible the value of the Funds' shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the sale of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Funds' shares tendered for redemption.

TAX STATUS

Reference is made to "Dividends, Capital Gain Distributions and Taxes" in the Prospectus.

Each Fund will be treated as a separate entity for Federal income tax purposes since The Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Investors may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

Under the Code, each fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year. The Company intends to pay all dividends during the month of December so that they will not be impacted by this rule.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

CALCULATION OF PERFORMANCE DATA

The Funds may occasionally advertise performance data such as total return or yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. The Funds will calculate their performance data in accordance with these guidelines. The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

          ERV       1/n
          T=[(------)-1]
             P

          Where: T  =  average annual total return.

               ERV  =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P  =  hypothetical initial payment of $1,000.

                 n  =  period covered by the computation, expressed in terms of years.

     The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

             ERV
          T=[(------)-1]
             P

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

     This calculation can be expressed as follows:

           a-b       6
     Yield=2[(----+1) -1]
           cd


        Where:  a  = dividends and interest earned during the period.

                b  = expenses accrued for the period (net of reimbursements).

                c  = the average daily number of Units outstanding during the period that were entitled to receive dividends.

                d  = net asset value per share on the last day of the period.


                              FINANCIAL STATEMENTS

The Funds' financial statements and notes thereto appearing in the September 30, 1996 Annual Report and the report thereon of Arthur Andersen LLP, independent certified public accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of such Annual Report upon request. Requests may be made by calling the Funds at 1-800-551-1700, or writing to Wasatch Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712.